[front cover]

STATE STREET RESEARCH
CAPITAL APPRECIATION FUND

ANNUAL REPORT
June 30, 1997


WHAT'S INSIDE

Complete Portfolio Holdings
and Financial Statements


                               [DALBAR box logo]
                               DALBAR KEY HONORS
                                 COMMITMENT TO:
                                   INVESTORS
                                      1996

                                 For Excellence
                                       in
                              Shareholder Service


                                                    STATE STREET RESEARCH FUNDS

STATE STREET RESEARCH CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

June 30, 1997

                                                               Value
                                                Shares       (Note 1)
                                             -----------  ---------------
COMMON STOCKS 97.3%
Basic Industries 0.4%
Metal & Mining 0.4%
Chicago Bridge & Iron Co.*  ..............      137,900     $  3,051,038
                                                           ---------------
Total Basic Industries                                         3,051,038
                                                           ---------------
Consumer Cyclical 25.7%
Airline 3.6%
Continental Airlines Inc. Cl. B* .........      330,500       11,546,844
Ryanair Holdings PLC ADR*  ...............       15,600          423,150
US Airways Group Inc.*  ..................      350,400       12,264,000
                                                           ---------------
                                                              24,233,994
                                                           ---------------
Automotive 1.7%
Budget Group Inc. Cl. A* .................      221,100        7,627,950
Danaher Corp.  ...........................       71,200        3,617,850
                                                           ---------------
                                                              11,245,800
                                                           ---------------
Hotel & Restaurant 7.2%
Apple South Inc.  ........................      171,900        2,621,475
Extended Stay America Inc.*  .............      568,300        8,950,725
Four Seasons Hotels Inc. .................       31,600          936,150
HFS Inc.* ................................      471,200       27,329,600
Interstate Hotels Co.* ...................      172,800        5,086,800
Trump Hotels & Casino Resorts Inc.* ......      352,600        3,790,450
                                                           ---------------
                                                              48,715,200
                                                           ---------------
Recreation 4.8%
Action Performance Companies Inc.*  ......      141,200        3,424,100
Ascent Entertainment Group Inc.*  ........      121,200        1,105,950
Clear Channel Communications Inc.* .......       84,400        5,190,600
Evergreen Media Corp. Cl A* ..............       90,700        4,047,487
Florida Panthers Holdings Inc. Cl. A* ....       33,300          807,525
Oakley Inc.* .............................      535,500        7,530,469
Ticketmaster Group Inc.*  ................      160,100        2,661,663
Westinghouse Electric Corp. ..............      327,500        7,573,437
                                                           ---------------
                                                              32,341,231
                                                           ---------------
Retail Trade 5.5%
Abercrombie & Fitch Co. Cl. A*  ..........       41,600          769,600
Borders Group Inc.*  .....................      412,000        9,939,500
Eagle Hardware & Garden, Inc. ............       27,400          626,775
Gucci Group NV* ..........................       30,800        1,982,750
Jones Apparel Group Inc.* ................      241,000       11,507,750
Just For Feet Inc.*  .....................       22,000          383,625
Linens 'n Things Inc.* ...................      163,200        4,834,800
Proffitts Inc. ...........................       77,500        3,400,312
RDO Equipment Co. Cl. A*  ................       45,100        1,009,113
Sunglass Hut International Inc.* .........      398,800        2,517,425
                                                         ---------------
                                                            36,971,650
                                                         ---------------


                                                               Value
                                                Shares       (Note 1)
                                             -----------  ---------------
Textile & Apparel 2.9%
Men's Wearhouse, Inc.* ...................      279,750      $ 8,812,125
Nautica Enterprises Inc.* ................      259,100        6,849,956
Timberland Co. Cl. A* ....................       59,500        3,837,750
                                                             -----------
                                                              19,499,831
                                                             -----------
Total Consumer Cyclical ..................                   173,007,706
                                                             -----------
Consumer Staple 27.3%
Business Service 13.5%
Aris Corp.* ..............................       10,200          223,125
Aspect Telecommunications Corp.* .........       52,300        1,163,675
Caribiner International Inc.* ............      378,400       12,345,300
Cognos Inc.* .............................      223,100        6,943,987
Creative Technology Ltd.* ................      469,300        7,978,100
HBO & Co. ................................       96,700        6,660,212
Maximus Inc.* ............................       13,500          241,313
Outdoor Systems Inc.* ....................      115,150        4,404,488
Republic Industries Inc.* ................      820,200       20,402,475
Snyder Communications Inc.* ..............      207,000        5,576,062
U.S. Office Products Co.* ................      639,400       19,541,662
Universal Outdoor Holdings Inc.* .........      146,300        5,102,213
                                                             -----------
                                                              90,582,612
                                                             -----------
Drug 4.4%
Cephalon Inc.* ...........................      154,700        1,779,050
Eli Lilly & Co. ..........................       59,300        6,482,231
Entremed Inc.* ...........................       35,100          421,200
Ligand Pharmaceuticals Inc. Cl. B* .......       69,600          896,100
Pfizer Inc. ..............................       84,400       10,085,800
Vertex Pharmaceuticals Inc.* .............      161,800        6,188,850
Warner-Lambert Co. .......................       28,400        3,528,700
                                                             -----------
                                                              29,381,931
                                                             -----------
Food & Beverage 0.7%
Peapod Inc.* .............................       98,300        1,105,875
Starbucks Corp.* .........................       92,100        3,586,144
                                                             -----------
                                                               4,692,019
                                                             -----------
Hospital Supply 3.2%
Aetna Inc. ...............................       59,100        6,050,362
Boston Scientific Corp.* .................      117,600        7,225,050
Trigon Healthcare Inc.* ..................      239,200        5,800,600
Wellpoint Health Networks Inc. Cl. A* ....       48,300        2,215,763
                                                             -----------
                                                              21,291,775
                                                             -----------
Personal Care 3.6%
Avon Products Inc. .......................      106,900        7,543,131
Colgate-Palmolive Co. ....................      104,800        6,838,200
Gillette Co. .............................      107,600       10,195,100
                                                             -----------
                                                              24,576,431
                                                             -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Value
                                                Shares       (Note 1)
                                             -----------  ---------------
Printing & Publishing 0.9%
Big Flower Press Holdings Inc.* ..........       159,800     $ 3,315,850
Journal Register Co.* ....................       145,000       2,881,875
                                                             -----------
                                                               6,197,725
                                                             -----------
Tobacco 1.0%
Philip Morris Companies, Inc. ............       153,300       6,802,688
                                                             -----------
Total Consumer Staple ....................                   183,525,181
                                                             -----------
Energy 3.5%
Oil 0.7%
Chesapeake Energy Corp.* .................        54,900         538,706
ENI SPA ADR ..............................        68,000       3,842,000
                                                             -----------
                                                               4,380,706
                                                             -----------
Oil Service 2.8%
Diamond Offshore Drilling Inc.* ..........        44,400       3,468,750
Ensco International Inc.* ................        62,100       3,275,775
Newpark Resources Inc.* ..................        55,800       1,883,250
Schlumberger Ltd. ........................        54,400       6,800,000
Varco International Inc.* ................        45,800       1,477,050
Weatherford Enterra Inc.* ................        59,000       2,271,500
                                                             -----------
                                                              19,176,325
                                                             -----------
Total Energy .............................                    23,557,031
                                                             -----------
Finance 12.4%
Bank 7.1%
Bank United Corp. Cl. A* .................       114,900       4,366,200
BankAmerica Corp. ........................       131,700       8,502,881
Chase Manhattan Corp. ....................       103,300      10,026,556
Citicorp .................................       115,800      13,961,137
H.F. Ahmanson & Co. ......................        83,600       3,594,800
NationsBank Corp. ........................        75,000       4,837,500
Unibanco Holdings SA GDR* ................        71,500       2,654,438
                                                             -----------
                                                              47,943,512
                                                             -----------
Financial Service 1.2%
Merrill Lynch & Company Inc. .............       124,700       7,435,238
Quinenco SA ADR* .........................        36,200         669,700
                                                             -----------
                                                               8,104,938
                                                             -----------
Insurance 4.1%
Ace Ltd. .................................        69,400       5,126,925
Allstate Corp. ...........................        33,700       2,460,100
ARM Financial Group, Inc. Cl. A* .........        20,900         418,000
Hartford Financial Services Group, Inc.* .        67,100       5,552,525
Provident Companies, Inc. ................        80,700       4,317,450
Travelers Group Inc. .....................       147,100       9,276,494
                                                             -----------
                                                              27,151,494
                                                             -----------
Total Finance ............................                    83,199,944
                                                             -----------


                                                               Value
                                                Shares       (Note 1)
                                             -----------  ---------------
Science & Technology 27.6%
Aerospace 0.9%
Boeing Co. ...............................       118,100     $ 6,266,681
                                                             -----------
Computer Software & Service 9.0%
America Online Inc.* .....................       166,700       9,272,687
Computer Associates International Inc. ...        79,500       4,427,156
EMC Corp.* ...............................        97,200       3,790,800
Geoworks* ................................       144,300         838,744
Informix Corp.* ..........................       149,000       1,341,000
McAfee Associates Inc.* ..................       143,100       9,033,187
Microsoft Corp.* .........................        53,900       6,811,613
Oracle Systems Corp.* ....................       136,400       6,871,150
P-COM, Inc.* .............................       120,200       3,966,600
Westell Technologies, Inc. Cl. A* ........       281,900       7,047,500
Xilinx Inc.* .............................       151,100       7,413,344
                                                             -----------
                                                              60,813,781
                                                             -----------
Electronic Components 7.0%
Altera Corp.* ............................       209,900      10,599,950
CHS Electronics Inc.* ....................       170,400       4,515,600
Intel Corp. ..............................        22,400       3,176,600
Kulicke & Soffa Industries Inc.* .........       187,300       6,081,397
Lattice Semiconductor Corp.* .............        59,300       3,350,450
LSI Logic Corp.* .........................        97,600       3,123,200
RF Micro Devices Inc.* ...................        12,100         231,413
Sanmina Corp.* ...........................       201,100      12,769,850
Texas Instruments Inc. ...................        39,600       3,328,875
                                                             -----------
                                                              47,177,335
                                                             -----------
Electronic Equipment 8.8%
Advanced Fibre Communications, Inc.* .....       185,600      11,205,600
Applied Materials Inc.* ..................       101,800       7,208,712
ASM Lithography Holdings NV* .............        70,100       4,100,850
KLA-Tencor Corp.* ........................        67,200       3,276,000
MAS Technology Ltd. ADR* .................         9,800         145,775
Motorola Inc. ............................       139,900      10,632,400
Qwest Communications International Inc.* .        44,900       1,223,525
Tellabs Inc.* ............................       121,300       6,777,638
Teradyne Inc.* ...........................       161,400       6,334,950
Thermo Electron Corp.* ...................       234,600       7,976,400
                                                             -----------
                                                              58,881,850
                                                             -----------
Office Equipment 1.9%
Dell Computer Corp.* .....................        36,500       4,286,469
Sun Microsystems Inc.* ...................       229,600       8,545,425
                                                             -----------
                                                              12,831,894
                                                             -----------
Total Science & Technology ...............                   185,971,541
                                                             -----------



The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

                                                               Value
                                                Shares       (Note 1)
                                             -----------  ---------------
Utility 0.4%
Natural Gas 0.4%
Calpine Corp.* ...........................       149,100     $ 2,832,900
                                                             -----------
Total Utility ............................                     2,832,900
                                                             -----------
Total Common Stocks (Cost $559,858,655) ..                   655,145,341
                                                             -----------

                                Principal       Maturity
                                 Amount           Date
                               -----------     ---------    -------------
SHORT-TERM OBLIGATIONS 1.8%
Beneficial Corp., 5.53% .....  $3,962,000      7/03/1997       3,962,000
General Electric Capital
  Corp., 5.62%  .............   7,907,000      7/07/1997       7,907,000
                                                           -------------
Total Short-Term Obligations (Cost $11,869,000) ........      11,869,000
                                                           -------------
Total Investments (Cost $571,727,655)--99.1% ...........     667,014,341
Cash and Other Assets, Less Liabilities--0.9% ..........       6,134,562
                                                           -------------
Net Assets--100.0% .....................................    $673,148,903
                                                           =============


Federal Income Tax Information:
At June 30, 1997, the net unrealized
 appreciation of investments based on cost
 for Federal income tax  purposes of
 $573,392,696 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of
  value over tax cost ..................................    $111,586,850
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value ......................................     (17,965,205)
                                                           -------------
                                                            $ 93,621,645
                                                           =============

---------------------------------------------------------------------
* Nonincome-producing securities
  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.


STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------

June 30, 1997

Assets
Investments, at value (Cost $571,727,655) (Note 1) .....   $667,014,341
Cash ...................................................         80,346
Receivable for securities sold .........................     26,594,524
Receivable for fund shares sold ........................        607,832
Dividends and interest receivable ......................         52,325
Other assets ...........................................         43,798
                                                           ------------
                                                            694,393,166
Liabilities
Payable for securities purchased .......................     18,102,418
Payable for fund shares redeemed .......................      1,512,337
Accrued transfer agent and shareholder services (Note 2)        793,322
Accrued management fee (Note 2) ........................        415,367
Accrued distribution and service fees (Note 4) .........        228,424
Accrued trustees' fee (Note 2) .........................         13,788
Other accrued expenses .................................        178,607
                                                           ------------
                                                             21,244,263
                                                           ------------
Net Assets .............................................   $673,148,903
                                                           ============
Net Assets consist of:
 Unrealized appreciation of investments ................   $ 95,286,686
 Accumulated net realized gain .........................     11,169,720
 Shares of beneficial interest .........................    566,692,497
                                                           ------------
                                                           $673,148,903
                                                           ============
Net Asset Value and redemption price per share of Class
  A shares ($347,190,187 [divided by] 30,700,529 shares
  of beneficial interest) ..............................         $11.31
                                                                 ======
Maximum Offering Price per share of Class A shares
  ($11.31 [divided by] .955) ...........................         $11.84
                                                                 ======
Net Asset Value and offering price per share of
  Class B shares ($181,087,690 [divided by] 16,506,933
  shares of beneficial interest)* ......................         $10.97
                                                                 ======
Net Asset Value, offering price and redemption price per
  share of Class C shares ($140,088,595 [divided by]
  12,178,456 shares of beneficial interest) ............         $11.50
                                                                 ======
Net Asset Value and offering price per share of
  Class D shares ($4,782,431 [divided by] 434,491 shares
  of beneficial interest)* .............................         $11.01
                                                                 ======
--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------

For the year ended June 30, 1997

Investment Income
Dividends, net of foreign taxes of $53,328 .............   $  2,632,244
Interest ...............................................      1,867,547
                                                           ------------
                                                              4,499,791
Expenses
Management fee (Note 2) ................................      5,270,641
Transfer agent and shareholder services (Note 2) .......      2,274,089
Reports to shareholders ................................        348,734
Custodian fee ..........................................        202,650
Registration fees ......................................         93,157
Service fee-Class A (Note 4) ...........................        918,738
Distribution and service fees-Class B (Note 4) .........      1,760,120
Distribution and service fees-Class D (Note 4) .........         54,084
Trustees' fees (Note 2) ................................         28,894
Audit fee ..............................................         27,959
Legal fees .............................................         14,390
Miscellaneous ..........................................         35,932
                                                           ------------
                                                             11,029,388
                                                           ------------
Net investment loss ....................................     (6,529,597)
                                                           ------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (Notes 1 and 3) .......     28,591,212
Net unrealized depreciation of investments .............    (75,792,220)
                                                           ------------
Net loss on investments ................................    (47,201,008)
                                                           ------------
Net decrease in net assets resulting from operations ...   $(53,730,605)
                                                           ============

---------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------


                                            Year ended June 30
                                      -------------------------------
                                           1997            1996
------------------------------------ ---------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss ..................    $(6,529,597)    $(5,560,185)
Net realized gain on investments .....     28,591,212      73,266,361
Net unrealized appreciation
  (depreciation) of investments ......    (75,792,220)     61,608,747
                                          -----------     -----------
Net increase (decrease) resulting
  from operations ....................    (53,730,605)    129,314,923
                                          -----------     -----------
Distributions from net realized gains:
 Class A .............................    (17,442,180)    (34,354,819)
 Class B .............................     (8,308,403)    (12,773,915)
 Class C .............................     (7,364,058)    (13,218,452)
 Class D .............................       (258,802)       (510,505)
                                          -----------     -----------
                                          (33,373,443)    (60,857,691)
                                          -----------     -----------
Net increase from fund share
  transactions (Note 6) ..............     18,245,603     173,255,282
                                          -----------     -----------
Total increase (decrease) in net
  assets .............................    (68,858,445)    241,712,514
Net Assets
Beginning of year ....................    742,007,348     500,294,834
                                         ------------    ------------
End of year ..........................   $673,148,903    $742,007,348
                                         ============    ============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------
June 30, 1997


Note 1

State Street Research Capital Appreciation Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the report period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $5,270,641.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $760,654.

The fees of the Trustees not currently affiliated with the Adviser amounted to $28,894 during the year ended June 30, 1997.

STATE STREET RESEARCH
CAPITAL APPRECIATION FUND

Note 3

For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,917,507,987 and $1,922,939,677, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $918,738, $1,760,120 and $54,084 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $138,394 and $907,088, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997 and that MetLife Securities, Inc. earned commissions aggregating $1,510,618 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $565,871 and $3,287 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5

At a meeting held on July 18, 1997, the shareholders approved a merger of the Fund into State Street Research Capital Fund (the "Acquiring Fund"). The closing date for the merger will be on or about August 15, 1997. The acquisition will be accounted for as a tax-free exchange of the Fund's net assets for shares of the Acquiring Fund.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                         Year ended June 30
                                   --------------------------------------------------------------
                                                1997                            1996
                                  -------------------------------  ------------------------------
Class A                               Shares           Amount          Shares         Amount
--------------------------------- -------------- ---------------- --------------   ---------------
Shares sold                          7,134,506     $  82,074,654      8,509,488    $103,271,609
Issued upon reinvestment of
  distributions from net realized
  gains                              1,495,279        16,997,660      3,045,717      33,519,586
Shares repurchased                  (8,885,382)     (101,196,142)    (6,333,177)    (77,140,136)
                                  -------------- ---------------- --------------   ---------------
Net increase (decrease)               (255,597)    $  (2,123,828)     5,222,028    $ 59,651,059
                                  ============== ================ ==============   ===============

Class B                               Shares         Amount           Shares          Amount
--------------------------------- -------------- ---------------- --------------   ---------------
Shares sold                          5,302,671     $  59,428,358      6,634,276    $ 79,295,183
Issued upon reinvestment of
  distributions from net realized
  gains                                735,944         8,157,377      1,158,748      12,504,495
Shares repurchased                  (3,322,891)      (37,073,409)    (2,182,710)    (26,185,464)
                                  -------------- ---------------- --------------   ---------------
Net increase                         2,715,724     $  30,512,326      5,610,314    $ 65,614,214
                                  ============== ================ ==============   ===============

Class C                               Shares         Amount           Shares          Amount
--------------------------------- -------------- ---------------- --------------   ---------------
Shares sold                          5,500,499     $  64,164,867      6,363,633    $ 78,353,974
Issued upon reinvestment of
  distributions from net realized
  gains                                637,741         7,358,494      1,187,191      13,211,134
Shares repurchased                  (6,914,579)      (80,089,184)    (3,763,939)    (45,981,872)
                                  -------------- ---------------- --------------   ---------------
Net increase (decrease)               (776,339)    $  (8,565,823)     3,786,885    $ 45,583,236
                                  ============== ================ ==============   ===============

Class D                               Shares         Amount           Shares          Amount
--------------------------------- -------------- ---------------- --------------   ---------------
Shares sold                            583,946     $   6,426,678      1,631,034    $ 19,873,515
Issued upon reinvestment of
  distributions from net realized
  gains                                 21,991           244,613         42,662         461,756
Shares repurchased                    (740,110)       (8,248,363)    (1,461,059)    (17,928,498)
                                  -------------- ---------------- --------------   ---------------
Net increase (decrease)               (134,173)    $  (1,577,072)       212,637    $  2,406,773
                                  ============== ================ ==============   ===============

STATE STREET RESEARCH CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                              Class A
                                    -----------------------------------------------------------
                                                        Year ended June 30
                                    -----------------------------------------------------------
                                      1997**      1996**      1995**      1994         1993
 --------------------------------------------- ----------- ----------- -----------  ------------
Net asset value, beginning of year    $12.76       $11.52      $ 9.11      $10.42      $ 8.33
                                      ------       ------      ------      ------      ------
Net investment loss*                   (0.09)       (0.10)      (0.09)      (0.04)      (0.05)
Net realized and unrealized gain
  (loss) on investments                (0.81)        2.63        2.95        0.09        2.81
                                      ------       ------      ------      ------      ------
 Total from investment operations      (0.90)        2.53        2.86        0.05        2.76
                                      ------       ------      ------      ------      ------
Distributions from net realized
  gains                                (0.55)       (1.29)      (0.45)      (1.36)      (0.67)
                                      ------       ------      ------      ------      ------
 Total distributions                   (0.55)       (1.29)      (0.45)      (1.36)      (0.67)
                                      ------       ------      ------      ------      ------
Net asset value, end of year          $11.31       $12.76      $11.52      $ 9.11      $10.42
                                     =======       ======      ======      ======      ======
Total return                           (7.12)%+     23.87%+     32.56%+     (0.28)%+    35.78%+
Net assets at end of year (000s)    $347,190     $395,050    $296,471    $231,356    $183,886
Ratio of operating expenses to
  average net assets*                   1.43%        1.40%       1.55%       1.50%       1.50%
Ratio of net investment loss to
  average net assets*                  (0.79)%      (0.79)%     (0.87)%     (0.81)%     (0.63)%
Portfolio turnover rate               282.63%      279.55%     217.28%     147.73%     135.17%
Average commission rate @            $0.0568      $0.0266          --          --          --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                                --           --       $0.03       $0.02       $0.01

                                                               Class B
                                    -----------------------------------------------------------
                                                           Year ended June 30
                                    -----------------------------------------------------------
                                      1997**      1996**      1995**      1994        1993***
 --------------------------------------------- ----------- ----------- -----------  ------------
Net asset value, beginning of year    $12.49       $11.38      $ 9.05      $10.41      $10.44
                                      ------       ------      ------      ------      ------
Net investment loss*                   (0.17)       (0.22)      (0.15)      (0.06)      (0.00)
Net realized and unrealized gain
  (loss) on investments                (0.80)        2.62        2.93        0.06       (0.03)
                                      ------       ------      ------      ------      ------
 Total from investment operations       (0.97)       2.40        2.78        0.00       (0.03)
                                      ------       ------      ------      ------      ------
Distributions from net realized
  gains                                (0.55)       (1.29)      (0.45)      (1.36)       --
                                      ------       ------      ------      ------      ------
 Total distributions                   (0.55)       (1.29)      (0.45)      (1.36)       --
                                      ------       ------      ------      ------      ------
Net asset value, end of year          $10.97       $12.49      $11.38      $ 9.05      $10.41
                                     =======       ======      ======      ======      ======
Total return                           (7.86)%+     22.97%+     31.86%+     (0.83)%+    (0.29)%+++
Net assets at end of year (000s)    $181,088     $172,213     $93,088     $49,236      $2,790
Ratio of operating expenses to
  average net assets*                   2.18%        2.15%       2.15%       2.00%       2.00%++
Ratio of net investment loss to
  average net assets*                  (1.54)%      (1.53)%     (1.47)%     (1.29)%     (0.95)%++
Portfolio turnover rate               282.63%      279.55%     217.28%     147.73%     135.17%
Average commission rate @            $0.0568      $0.0266          --          --          --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                                --           --       $0.02       $0.02       $0.00

 ** Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993.

 ++ Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the three year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower for the period June 1, 1993 (commencement of share class designations) to June 30, 1993 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
STATE STREET RESEARCH CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                              Class C
                                    -----------------------------------------------------------
                                                        Year ended June 30
                                    -----------------------------------------------------------
                                      1997**      1996**      1995**      1994       1993***
 --------------------------------------------- ----------- ----------- -----------  ------------
Net asset value, beginning of year    $12.94      $11.64        $ 9.16     $10.42       $10.44
                                      ------      ------        ------     ------       ------
Net investment loss*                   (0.06)      (0.08)        (0.05)     (0.02)       (0.00)
Net realized and unrealized gain
  (loss) on investments                (0.83)       2.67          2.98       0.12        (0.02)
                                      ------      ------        ------     ------       ------
 Total from investment operations      (0.89)       2.59          2.93       0.10        (0.02)
                                      ------      ------        ------     ------       ------
Distributions from net realized
  gains                                (0.55)      (1.29)        (0.45)     (1.36)      --
                                      ------      ------        ------     ------       ------
 Total distributions                   (0.55)      (1.29)        (0.45)     (1.36)      --
                                      ------      ------        ------     ------       ------
Net asset value, end of year          $11.50      $12.94        $11.64     $ 9.16       $10.42
                                      ======      ======        ======     ======       ======
Total return                           (6.85)%+    24.28%+       33.06%+     0.25%+      (0.19)%+++
Net assets at end of year (000s)    $140,089    $167,624      $106,675    $62,662      $37,826
Ratio of operating expenses to
  average net assets*                   1.18%       1.15%        1.15%       1.00%        1.00%++
Ratio of net investment loss to
  average net assets*                  (0.54)%     (0.54)%      (0.46)%     (0.30)%       0.50%++
Portfolio turnover rate               282.63%     279.55%      217.28%     147.73%      135.17%
Average commission rate @            $0.0568     $0.0266           --          --           --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                                 --         --        $0.02       $0.02        $0.00

                                                               Class D
                                    -----------------------------------------------------------
                                                           Year ended June 30
                                    -----------------------------------------------------------
                                      1997**      1996**      1995**      1994        1993***
 --------------------------------------------- ----------- ----------- -----------  ------------
Net asset value, beginning of year    $12.52      $11.41        $ 9.07     $10.41       $10.44
                                      ------      ------        ------     ------       ------
Net investment loss*                   (0.17)      (0.21)        (0.15)     (0.07)       (0.01)
Net realized and unrealized gain
  (loss) on investments                (0.79)       2.61          2.94       0.09        (0.02)
                                      ------      ------        ------     ------       ------
 Total from investment operations      (0.96)       2.40          2.79       0.02        (0.03)
                                      ------      ------        ------     ------       ------
Distributions from net realized
  gains                                (0.55)      (1.29)        (0.45)     (1.36)          --
                                      ------      ------        ------     ------       ------
 Total distributions                   (0.55)      (1.29)        (0.45)     (1.36)          --
                                      ------      ------        ------     ------       ------
Net asset value, end of year          $11.01      $12.52        $11.41     $ 9.07       $10.41
                                      ======      ======        ======     ======       ======
Total return                           (7.76)%+    23.03%+       31.79%+    (0.61)%+     (0.29)%+++
Net assets at end of year (000s)      $4,782      $7,120        $4,061     $2,201         $623
Ratio of operating expenses to
  average net assets*                   2.18%       2.15%         2.15%      2.00%        2.00%++
Ratio of net investment loss to
  average net assets*                  (1.53)%     (1.54)%      (1.47)%    (1.29)%      (1.10)%++
Portfolio turnover rate               282.63%     279.55%       217.28%   147.73%      135.17%
Average commission rate @            $0.0568     $0.0266            --        --            --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                                --          --         $0.02      $0.02        $0.00

 ** Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993.

 ++ Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the three year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower for the period June 1, 1993 (commencement of share class designations) to June 30, 1993 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Capital Appreciation Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

As more fully explained in Note 5, the shareholders of the Fund have approved the acquisition of the Fund's assets and liabilities by State Street Research Capital Fund on or about August 15, 1997.

Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

[back cover]

State Street Research Capital Appreciation Fund
One Financial Center
Boston, MA 02111

[indicia]
Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
         State Street Research
         Shareholder Services
         P.O. Box 8408
         Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4107-970828(0998)SSR-LD                       CA-385D-897IBS

[front cover]

STATE STREET RESEARCH
EQUITY INCOME FUND

ANNUAL REPORT
June 30, 1997


WHAT'S INSIDE

From the Chairman:
An exciting year
to be an investor


Portfolio Manager's Review:
Our flexible, value-based
strategy rewarded generously

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements


                               [DALBAR box logo]
                               DALBAR KEY HONORS
                                 COMMITMENT TO:
                                   INVESTORS
                                      1996

                                 For Excellence
                                       in
                              Shareholder Service


                                                   STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[Photo: Ralph F. Verni]


                Dear Shareholders:
                The past 12 months have been exciting and rewarding ones for investors. Stocks and bonds both benefited from slow-but-steady growth in the U.S. economy and low inflation. Capital spending was strong, consumer demand heightened, and wages began to accelerate with tight labor markets. With unemployment below 5% and housing activity up, consumers are about as confident in the American economy now as they have ever been.

Stocks

Corporate earnings flourished in this economic environment, providing a strong catalyst for stock market growth. The Dow Jones Industrial Average(1) topped 7000 in February, promptly corrected, and then resumed its upward trajectory to close at 7672.79 on June 30, 1997, resulting in a +38.54% gain for 12 month period. In fact, the second quarter of 1997 represented one of the best in history--the major indices posted gains in excess of +17%.

Large company stocks captured the majority of the gains during the bulk of the fiscal year, while smaller capitalization companies, mid-caps, and cyclical stocks participated more broadly in the final three months. High levels of corporate profitability and free cash flow, benign monetary policies that have kept inflation in check, and a generally strong competitive position in world markets have helped drive this growth. Clearly, it was an excellent year to be invested in stocks.

Bonds

The Lehman Brothers Aggregate Bond Index, a common benchmark of overall bond performance, gained +8.15% for the year.(1) All fixed-income sectors benefited from the absence of inflation pressure. The resulting rally drove down the yield of the benchmark 30-year Treasury bond below 7% in the fourth quarter. While higher quality issues were in great demand, some yield-seekers sought out lower-rated bonds, which often participate along with a climbing stock market.

What's Ahead

While the overall environment for stocks is positive, inflated prices can make it somewhat more difficult to assess opportunities. Stocks could become even more overvalued as the bull market continues. For this reason, we anticipate the gains ahead to be relatively modest. And although future corrections are always inevitable, it should be noted that the markets do not typically move on the basis of valuations alone. Continued slow economic growth and low inflation will help keep the stock and bond markets healthy.

Thank you for putting your trust in the State Street Research family of mutual funds.

Sincerely,

/s/ Ralph F. Verni
    Ralph F. Verni
    Chairman
    June 30, 1997

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

(1) The Dow Jones Industrial Average includes 30 widely traded common stocks and is a commonly used measure of stock performance. The Lehman Brothers Aggregate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)+26.45% for Class B shares; +27.75% for Class C shares; +26.42% for Class D shares.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance.

(5)Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred, sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(6)Cumulative total returns are not annualized and do not reflect sales charges, which, if reflected, would reduce performance.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1997)
--------------------------------------------------------------------------------

Total value of $10,000 invested on June 30, 19872
(Class A shares, at maximum applicable sales charge)

                            6/87         $ 9550
                            6/88           9318
                            6/89          10889
                            6/90          12139
                            6/91          11376
                            6/92          13061
                            6/93          15902
                            6/94          16588
                            6/95          19264
                            6/96          23582
                            6/97          30005

SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(4,5)
-----------------------------------------------------------------
             Life of Fund
            (since 8/25/86)     10 Years     5 Years     1 Year
-----------------------------------------------------------------
Class A        +11.86%          +11.52%      +17.06%     +21.72%
-----------------------------------------------------------------
Class B        +12.14%          +11.87%      +17.30%     +21.45%
-----------------------------------------------------------------
Class C        +12.57%          +12.33%      +18.49%     +27.75%
-----------------------------------------------------------------
Class D        +12.14%          +11.86%      +17.50%     +25.42%
-----------------------------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(4,6)
-----------------------------------------------------------------
             Life of Fund
            (since 8/25/86)     10 Years     5 Years      1 Year
-----------------------------------------------------------------
Class A        +256.48%         +214.28%     +130.18%     +27.45%
-----------------------------------------------------------------
Class B        +247.04%         +205.96%     +124.09%     +26.45%
-----------------------------------------------------------------
Class C        +261.77%         +218.95%     +133.60%     +27.75%
-----------------------------------------------------------------
Class D        +246.87%         +205.81%     +123.98%     +26.42%
-----------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Equity Income Fund: Our Strategy Rewarded Generously

[Photo: Bart Geer]
     Bart Geer
 Portfolio Manager

                      The following is a discussion with Bart Geer, portfolio manager of State Street Research Equity Income Fund.

                      Q: How did the Fund perform last year?

                      A: We are pleased to report that Class A shares of the Fund returned +27.45% to investors for the 12 months ended June 30, 1997 (without sales charge).(3) This performance surpassed, by a narrow margin, the average of the 170
Equity Income Fund classes tracked by Lipper Analytical Services, not including sales charges. Most of the funds in the Lipper grouping focus on large capitalization stocks, whereas Equity Income Fund currently has more mid-cap exposure. However, the Fund competed very well in a market that favored large-cap stocks for most of the year.

Q: Did you alter the portfolio's equity strategy during the year?

A: We try to identify good companies in strong industries with management teams who align their interests with shareholders, but are undervalued because they're performing at less than peak levels. We buy them when we believe they can improve their operations or benefit from dynamics in their respective industries. The current focus on the mid-cap universe offers many such opportunities for capital appreciation. So even though larger-caps were appreciating faster, because the market has favored size and liquidity over the last year, we saw no need to change our course.

Q: What other factors have made mid-cap stocks attractive?

A: Large corporations with huge free cash flows have been looking to spend money by acquiring other companies. Logically, it is more economical and expedient to buy out one mid-cap company than, for example, five small ones. Our portfolio has benefitted from mergers, although we experienced fewer mergers this year than the year before. We expect industry merger activity to remain high.

Q: How did the Fund's high-yield bonds perform?

A: Lower-rated, high-yield bonds were weak 6 months ago but bounced back by fiscal year-end. A very low default rate over the period and a high rate of new issuance helped fuel the growth of that sector. The portfolio had approximately 12% of net assets in high-yield bonds on June 30, 1997, down from 14% a year ago. This allocation is not lower because we trimmed our bond exposure, but due to the fact that total return performance from high-yield bonds was less than the stock gains in the portfolio.

Q: What industry sectors did you add to or trim?

A: We added small increments to a few industries, such as printing and publishing, and gaming. We took advantage of some very good values in health care issues throughout the year. The chemicals industry remains our largest with 11% of assets.

Q: What's ahead for Equity Income Fund?

A: Investors find in one well diversified portfolio the opportunity to have capital appreciation potential with a reasonable yield. We've structured the portfolio with approximately 71% common stocks, 12% convertible stocks, 12% high-yield bonds and 5% cash. We will continue to use our expertise in high-yield bonds and convertible securities to add flexibility in the management of the Fund. While there may be short-term disappointments ahead from our high-yield bond allocation, our bond strategy may dampen portfolio volatility. Finally, we will continue our commitment to mid-cap companies, which represent some of the best values in the stock market today.

June 30, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

1  Hollinger International Newspaper publishing                       2.9%
2  Thiokol Propulsion systems                                         2.6%
3  Mid Ocean Reinsurance company                                      2.2%
4  Quantum Information storage company                                2.2%
5  Valassis Communications Newspaper promotions                       2.2%
6  Cabot Chemical company                                             2.1%
7  Canadian National Railway Railway company                          2.1%
8  Exide Battery company                                              2.0%
9  BOC Chemical company                                               2.0%
10 Atlantic Richfield Oil company                                     2.0%

These securities represent an aggregate of 22.3% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities or industries listed in this table or in the text above.

Top 5 Industries
(by percentage of net assets)

Chemical                               10.9%
Printing & Publishing                   6.2%
Oil                                     5.8%
Insurance                               5.5%
Hospital Supply                         5.0%

Total:                                 33.4%


Best and Worst Contributors to Performance
(July 1, 1996 through June 30, 1997)

Best [Arrow up]
-----------------------------------------------------------------
Coca-Cola Enterprises
Benefited from low raw materials, acquisitions, and good operating results.

Western Digital
Good demand, excellent manufacturing execution, and new product introductions.


Canadian National Railway
Massive cost reductions and improved Canadian economy.

Worst [Arrow down]
-----------------------------------------------------------------
Komag
Primary customer lost market share.

Seagull Energy
Fell on weakness in commodity prices and a management change.

Station Casinos
Weak results at Kansas City facility and negative investor sentiment about overbuilding.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

June 30, 1997

                                                        Value
                                            Shares    (Note 1)
                                           --------- ------------
COMMON STOCKS 70.5%
Basic Industries 15.8%
Chemical 8.9%
BOC Group PLC*    ........................   243,000   $ 4,220,175
Cabot Corp.    ...........................   160,000     4,540,000
Mississippi Chemical Corp.    ............    97,900     2,031,425
Rohm & Haas Co.   ........................    28,000     2,521,750
Thiokol Corp.  ...........................    80,000     5,600,000
                                                      ------------
                                                        18,913,350
                                                      ------------
Diversified 0.8%
Mark IV Industries Inc.    ...............    58,695     1,408,680
Ogden Corp.    ...........................    15,000       326,250
                                                      ------------
                                                         1,734,930
                                                      ------------
Forest Product 2.1%
Abitibi-Consolidated Inc.  ...............    99,300     1,774,988
Stone Container Corp.   ..................   195,000     2,790,937
                                                      ------------
                                                         4,565,925
                                                      ------------
Machinery 1.3%
Sundstrand Corp.  ........................    48,000     2,679,000
                                                      ------------
Metal & Mining 0.6%
Kennametal Inc.   ........................    30,000     1,290,000
                                                      ------------
Railroad 2.1%
Canadian National Railway Co.    .........   100,000     4,375,000
                                                      ------------
Total Basic Industries  ...........................     33,558,205
                                                      ------------
Consumer Cyclical 11.2%
Airline 0.5%
America West Holding Corp. Cl. B*   ......    75,000     1,087,500
                                                      ------------
Automotive 3.8%
Borg-Warner Automotive Inc.   ............    38,600     2,086,813
Exide Corp.    ...........................   197,100     4,323,881
Lear Corp.*    ...........................    36,600     1,624,125
                                                      ------------
                                                         8,034,819
                                                      ------------
Building 1.4%
Lafarge Corp.  ...........................   125,000     3,062,500
                                                      ------------
Hotel & Restaurant 2.0%
AmeriKing Inc.*   ........................     1,000        50,000
Harrah's Entertainment Inc.*  ............   225,000     4,106,250
Motels of America Inc.*+   ...............       500         5,500
                                                      ------------
                                                         4,161,750
                                                      ------------
Recreation 1.5%
HSN Inc.*   ..............................    98,450     3,076,562
                                                      ------------


                                                        Value
                                            Shares    (Note 1)
                                           --------- ------------
Retail Trade 2.0%
Hannaford Brothers Co.  ..................    22,200   $   789,488
Kroger Co.*    ...........................    70,000     2,030,000
Rite Aid Corp.    ........................    29,500     1,471,312
                                                      ------------
                                                         4,290,800
                                                      ------------
Total Consumer Cyclical    ...............              23,713,931
                                                      ------------
Consumer Staple 16.8%
Business Service 3.5%
ADT Ltd.*   ..............................   116,200     3,834,600
Hillenbrand Industries Inc.   ............    40,400     1,919,000
Moore Corp Ltd.   ........................    75,000     1,476,562
Pagemart Nationwide Inc.*+    ............     1,750        10,500
Vestar/LPA Investment Corp.*+    .........     3,125        46,875
Viatel Inc.*   ...........................    18,050       117,325
                                                      ------------
                                                         7,404,862
                                                      ------------
Food & Beverage 2.7%
Coca-Cola Enterprises Inc.    ............   121,200     2,787,600
Seven-Up/RC Bottling Co. of Southern
   California*    ........................     8,750       102,813
Whitman Corp.  ...........................   114,000     2,885,625
                                                      ------------
                                                         5,776,038
                                                      ------------
Hospital Supply 5.0%
Columbia/HCA Healthcare Corp.    .........    46,700     1,835,895
Pacificare Health Systems, Inc. Cl. A*        49,000     2,967,563
Tenet Healthcare Corp.  ..................    93,700     2,770,006
Trigon Healthcare Inc.*    ...............   125,000     3,031,250
                                                      ------------
                                                        10,604,714
                                                      ------------
Printing & Publishing 3.9%
Hollinger International, Inc. Cl. A*   ...   118,900     1,330,195
Southam Inc.*  ...........................   133,900     2,290,616
Valassis Communications Inc.  ............   195,000     4,680,000
                                                      ------------
                                                         8,300,811
                                                      ------------
Tobacco 1.7%
Imperial Tobacco Group PLC*   ............   548,000     3,520,462
                                                      ------------
Total Consumer Staple   ..................              35,606,887
                                                      ------------
Energy 7.2%
Oil 5.8%
Oryx Energy Co.*  ........................    85,700     1,810,413
Seagull Energy Corp.*   ..................   165,000     2,887,500
Tosco Corp.    ...........................    90,000     2,694,375
Total SA Cl. B ADR   .....................    49,375     2,499,609
Ultramar Diamond Shamrock Co.    .........    75,100     2,450,138
                                                      ------------
                                                        12,342,035
                                                      ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                            Value
                                                Shares     (Note 1)
                                               --------- -------------
Oil Service 1.4%
Mapco Inc.   .................................    95,000   $  2,992,500
                                                          -------------
Total Energy    .......................................      15,334,535
                                                          -------------
Finance 10.9%
Bank 4.5%
Bank of New York Inc.    .....................    70,000      3,045,000
Fleet Financial Group Inc.  ..................    54,100      3,421,825
Mellon Bank Corp.  ...........................    70,000      3,158,750
                                                          -------------
                                                              9,625,575
                                                          -------------
Financial Service 0.9%
Federal National Mortgage Association   ......    45,000      1,963,125
                                                          -------------
Insurance 5.5%
Ace Ltd.  ....................................    50,000      3,693,750
AMBAC Inc.   .................................    15,000      1,145,625
Mid Ocean Ltd.  ..............................    90,000      4,719,375
Saint Paul Companies, Inc.  ..................    26,200      1,997,750
                                                          -------------
                                                             11,556,500
                                                          -------------
Total Finance   .......................................      23,145,200
                                                          -------------
Science & Technology 6.2%
Aerospace 0.9%
Boeing Co.   .................................    34,120      1,810,492
                                                          -------------
Computer Software & Service 0.8%
Western Digital Corp.*   .....................    51,800      1,638,175
                                                          -------------
Office Equipment 4.5%
Komag Inc.*  .................................    60,000        982,500
Lexmark International Group Inc. Cl. A*    ...   130,000      3,948,750
Quantum Corp.*  ..............................   230,800      4,688,125
                                                          -------------
                                                              9,619,375
                                                          -------------
Total Science & Technology  ...........................      13,068,042
                                                          -------------
Utility 2.4%
Electric 1.9%
Edison International Corp.  ..................    80,000      1,990,000
OGE Energy Corp.   ...........................    45,000      2,047,500
                                                          -------------
                                                              4,037,500
                                                          -------------
Natural Gas 0.4%
TransTexas Gas Corp.*    .....................    48,000        768,000
                                                          -------------

                                                            Value
                                                Shares     (Note 1)
                                               --------- -------------
Telephone 0.1%
Celcaribe SA*+  ..............................    69,918   $    174,795
Colt Telecom Group PLC ADR*    ...............     5,900        122,425
                                                          -------------
                                                                297,220
                                                          -------------
Total Utility   ..............................                5,102,720
                                                          -------------
Total Common Stocks (Cost $118,161,327) ......              149,529,520
                                                          -------------
CONVERTIBLE PREFERRED STOCKS & OTHER 11.1%
AmeriKing Inc. Sr. Exch. Pfd.*    ............    40,000      1,120,000
Atlantic Richfield Co. Exch. Notes   .........   193,200      4,153,800
Clearnet Communications Inc. Wts.*   .........     3,300         16,500
Cooper Industries Inc. Exch. Note*   .........   128,000      2,944,000
Crown Packaging Holdings Ltd. Wts.*+    ......     2,000            250
Food 4 Less Holdings Inc. Wts.*+  ............     1,344        120,375
Granite Broadcasting Corp. Cv. Pfd.  .........    10,000        515,000
Heartland Wireless Communications, Inc.
   Wts.*+    .................................     1,500             15
Hollinger International, Inc. Cv. Pfd.  ......   420,000      4,830,000
ICG Holdings Inc. Exch. Pfd.*  ...............       576        610,560
North Atlantic Trading Inc. Sr. Pfd.*+=    ...    30,000        757,500
NS Group Inc. Wts.*   ........................       250          1,250
Pagemart Inc. Wts.*+  ........................     3,450         17,250
RSL Communications Ltd. Wts.*+    ............       500         15,000
S.D. Warren Co. Series B Sr. Exch. Pfd.=   ...    27,000      1,107,000
Salomon Inc. Cv. Pfd.*   .....................    45,000      1,541,250
SDW Holdings Corp. Wts.*+   ..................    27,000        135,000
Sheffield Steel Corp. Wts.*    ...............     2,500          7,500
Station Casinos Inc. Cv. Pfd.  ...............    90,000      4,027,500
Supermarkets General Holdings Corp. Exch.
   Pfd.=  ....................................    80,000      1,640,000
Wireless One Inc. Wts.*  .....................     1,500             15
                                                          -------------
Total Convertible Preferred Stocks & Other
   (Cost $22,343,008) .................................      23,559,765
                                                          -------------

                                      Principal    Maturity
                                       Amount        Date
                                     ------------ ------------
CONVERTIBLE BONDS 1.3%
Crown Resources Corp. Cv. Sub.
  Deb., 5.75%  .....................   $  600,000    8/27/2001        543,000
Rohr Inc. Cv. Sub. Note, 7.75%   .        500,000    5/15/2004        825,000
Winstar Communications Inc. Sr.
  Sub. Cv. Note, 0.00% to
  10/14/00, 14.00% from
  10/15/00 to maturity+    .........    2,150,000   10/15/2005      1,354,500
                                                                -------------
Total Convertible Bonds (Cost $2,333,459)  ..................       2,722,500
                                                                -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


                                   Principal    Maturity       Value
                                    Amount        Date        (Note 1)
                                  ------------ ------------ -------------
NON-CONVERTIBLE BONDS 11.7%
Advanced Radio Telecom Corp.
  Units, 14.00%    ..............   $  250,000    2/15/2007   $   250,000
Archibald Candy Corp. Sr. Sec.
  Notes, 10.25%+   ..............    1,250,000    7/01/2004     1,271,875
Azteca Holdings SA Sr. Note,
  11.00%+    ....................    1,000,000    6/15/2002     1,006,250
Belden & Blake Corp. Sr. Sub.
  Note, 9.875%+    ..............      250,000    6/15/2007       247,500
Belle Casinos Inc. First
  Mortgage Note, 12.00%+#  ......      175,000   10/15/2000        64,313
Celcaribe SA Sr. Sec. Note,
  0.00% to 3/14/98, 13.50%
  from 3/15/98 to maturity  .....      430,000    3/15/2004       395,600
CHC Helicopter Corp. Sr. Sub.
  Note, 11.50%  .................      442,000    7/15/2002       459,680
Clearnet Communications Inc.
  Sr. Note, 0.00% to 12/14/00,
  14.75% from 12/15/00 to
  maturity   ....................      750,000   12/15/2005       502,500
Drypers Corp., 10.25%+   ........      750,000    6/15/2007       750,000
Econophone Inc. Sr. Note,
  13.50%+    ....................    1,000,000    7/15/2007     1,017,500
Empire Gas Corp. Sr. Sec. Note,
  7.00% to 7/14/99, 12.875%
  from 7/15/99 to maturity  .....    1,000,000    7/15/2004       900,000
Envirosource Inc. Note, 9.75%  ..    1,250,000    6/15/2003     1,212,500
French Fragrances Inc. Sr. Note,
  10.375%+   ....................      750,000    5/15/2007       780,000
Geotek Communications Inc. Sr.
  Note, 0.00% to 7/14/00,
  15.00% from 7/15/00 to
  maturity   ....................      500,000    7/15/2005       323,750
Intertek Finance PLC, 10.25%+   .    1,000,000   11/01/2006     1,045,000
L3 Communications Corp. Sr.
  Sub. Note, 10.375%+    ........      125,000    5/01/2007       132,188
La Petite Holdings Corp. Sr. Sec.
  Notes, 9.625%    ..............      750,000    8/01/2001       761,250
Marcus Cable Co. L.P. Sr. Deb.,
  11.875%    ....................      525,000   10/01/2005       567,000
North Atlantic Trading Inc. Note,
  11.00%+    ....................    1,000,000    6/15/2004     1,017,500
NS Group Inc. Sr. Sec. Note,
  13.50%  .......................      250,000    7/15/2003       282,500
Orion Network Systems Inc.
  Unit, 11.25%  .................    1,250,000    1/15/2007     1,306,250

                                     Principal    Maturity       Value
                                      Amount        Date        (Note 1)
                                    ------------ ------------ -------------
Outdoor Systems Inc. Sr. Sub.
  Note, 9.375%  ....................  $  250,000   10/15/2006   $   251,250
Packaging Resources Inc. Sr.
  Sec. Note, 11.625%  ..............     250,000    5/01/2003       258,750
Pagemart Inc. Sr. Exch. Note,
  0.00% to 10/31/98, 12.25%
  from 11/1/98 to maturity  ........     750,000   11/01/2003       648,750
Plastic Specialties & Technology,
  Inc. Sr. Note, 11.25%  ...........     250,000   12/01/2003       267,500
Real Time Data Inc. Note,
  0.00% to 8/14/01, 13.50%
  from 8/15/01 to maturity+    .....   1,250,000    8/15/2006       718,750
RSL Communications Ltd. Sr.
  Note, 12.25%  ....................     500,000   11/15/2006       527,500
Sheffield Steel Corp. First
  Mortgage Note, 12.00%  ...........     500,000   11/01/2001       490,000
Silgan Holdings Inc., 13.25%   .....     279,000    7/15/2006       310,666
Snyder Oil Corp. Sr. Sub. Note,
  8.75%   ..........................     250,000    6/15/2007       250,625
Spanish Broadcasting Systems
  Inc. Sr. Note, 7.50%   ...........     750,000    6/15/2002       830,625
Spinnaker Industries Inc. Sr.
  Sec. Note, 10.75%   ..............     250,000   10/15/2006       252,500
Sun Media Corp. Sr. Sub. Note,
  9.50%+  ..........................     750,000    2/15/2007       757,500
Tekni-Plex Inc. Sr. Sub. Note,
  11.25%+    .......................     250,000    4/01/2007       270,625
Transamerican Energy Corp. Sr.
  Note, 0.00% to 6/14/00,
  13.00% from 6/15/00 to
  maturity+  .......................   1,000,000    6/15/2002       720,000
Transamerican Energy Corp. Sr.
  Note, 11.50%+    .................     500,000    6/15/2002       485,000
U.S.A. Mobile Communications
  Inc. Sr. Note, 14.00%  ...........     750,000   11/01/2004       825,000
Universal Outdoor Inc. Sr. Sub.
  Note, 9.75%   ....................     750,000   10/15/2006       776,250
Viacap SA De CV Sr. Note,
  11.375%+   .......................     500,000    5/15/2007       523,125
Viasystems Inc. Sr. Sub. Note,
  9.75%+  ..........................     500,000    6/01/2007       506,250
Viatel Inc. Sr. Note, 0.00% to
  1/14/00, 15.00% from
  1/15/00 to maturity    ...........     750,000    1/15/2005       510,000
Wireless One Inc. Sr. Note,
  13.00%  ..........................     750,000   10/15/2003       478,125
                                                               ------------
Total Non-Convertible Bonds (Cost $24,467,811) ..............    24,951,947
                                                               ------------

    The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Principal    Maturity        Value
                                    Amount        Date        (Note 1)
                                  ------------ ----------- ----------------
SHORT-TERM OBLIGATIONS 6.1%
American Express Credit Corp.,
  6.15%  ........................   $3,739,000 7/02/1997    $  3,739,000
Ford Motor Credit Co., 5.48%  ...      114,000 7/01/1997         114,000
General Electric Capital Corp.,
  5.53%  ........................    7,080,000 7/07/1997       7,080,000
Merrill Lynch & Company Inc.,
  6.20%  ........................    2,000,000 7/01/1997       2,000,000
                                                            ------------
Total Short-Term Obligations (Cost $12,933,000) .........     12,933,000
                                                            ------------
Total Investments (Cost $180,238,605)--100.7%   .........    213,696,732
Cash and Other Assets, Less Liabilities--(0.7%)    ......     (1,577,938)
                                                            ------------
Net Assets--100.0%   ....................................   $212,118,794
                                                            ============
--------------------------------------------------------------------------------
Federal Income Tax Information:

At June 30, 1997, the net unrealized
  appreciation of investments based on cost for Federal income tax purposes of $180,413,321 was as follows:

Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost .................................   $ 38,399,138

Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value .................................     (5,115,727)
                                                             ------------
                                                             $ 33,283,411
                                                             ============

--------------------------------------------------------------------------------
*       Nonincome-producing securities.

        ADR stands for American Depositary Receipt, representing ownership of foreign securities.

= Payments of income may be made in cash or in the form of additional securities.

# Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1997 was $13,769,494 and $13,950,936 (6.58% of net assets), respectively.

[square]  Security is in default.

Forward currency exchange contracts outstanding at June 30, 1997 are as follows:

                                                              Unrealized
                                                             Appreciation    Delivery
                             Total Value    Contract Price  (Depreciation)     Date
                          ----------------- --------------- ---------------- ---------
Sell Pound Sterling,
  Buy U.S. dollars ...... 5,010,000   GBP   1.62570   GBP     $(159,734)     12/1/97
Buy Pound Sterling,
  Sell U.S. dollars   ...   775,000   GBP   1.66430   GBP        (5,206)     12/1/97
                                                              ---------
                                                              $(164,940)
                                                              =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
---------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------

June 30, 1997

Assets
Investments, at value (Cost $180,238,605) (Note 1)  ...   $213,696,732
Cash   ................................................            510
Receivable for fund shares sold   .....................        813,903
Dividends and interest receivable    ..................        680,218
Receivable from Distributor (Note 3)    ...............         14,135
Receivable for securities sold    .....................            950
Other assets ..........................................          4,383
                                                          ------------
                                                           215,210,831
Liabilities
Payable for securities purchased  .....................      2,250,000
Payable for open forward contracts   ..................        164,940
Payable for fund shares redeemed  .....................        136,944
Accrued transfer agent and shareholder services
  (Note 2)   ..........................................        122,887
Accrued management fee (Note 2)   .....................        112,952
Accrued distribution and service fees (Note 5)   ......         79,348
Accrued trustees' fees (Note 2)   .....................          7,322
Other accrued expenses   ..............................        217,644
                                                          ------------
                                                             3,092,037
                                                          ------------
Net Assets                                                $212,118,794
                                                          ============
Net Assets consist of:
 Undistributed net investment income    ...............   $    296,672
 Unrealized appreciation of investments    ............     33,458,127
 Unrealized depreciation of foreign currency and
   forward contracts  .................................       (163,199)
 Accumulated net realized gain    .....................     12,137,052
 Shares of beneficial interest    .....................    166,390,142
                                                          ------------
                                                          $212,118,794
                                                          ============
Net Asset Value and redemption price per share of
  Class A shares ($71,087,362 [divided by] 4,783,428
  shares of beneficial interest)   ....................         $14.86
                                                                ======
Maximum Offering Price per share of Class A shares
  ($14.86 [divided by] .955)...........................         $15.56
                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($71,986,427 [divided by] 4,860,245
  shares of beneficial interest)*  ....................         $14.81
                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($59,453,203 [divided by]
  4,001,422 shares of beneficial interest)    .........         $14.86
                                                                ======
Net Asset Value and offering price per share of
  Class D shares ($9,591,802 [divided by] 648,348
  shares of beneficial interest)*  ....................         $14.79
                                                                ======

-------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

---------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------

For the year ended June 30, 1997

Investment Income
Dividends, net of foreign taxes of $53,695 ...............    $ 3,131,681
Interest  ................................................      2,379,002
                                                              -----------
                                                                5,510,683
Expenses
Management fee (Note 2)  .................................        975,669
Transfer agent and shareholder services (Note 2)    ......        372,456
Custodian fee   ..........................................        132,954
Reports to shareholders  .................................         94,565
Registration fees  .......................................         46,698
Service fee--Class A (Note 5)  ...........................        136,021
Distribution and service fees--Class B (Note 5)  .........        423,127
Distribution and service fees--Class D (Note 5)  .........         38,510
Audit fee    .............................................         29,604
Trustees' fees (Note 2)  .................................         13,484
Legal fees   .............................................          7,911
Miscellaneous   ..........................................         12,081
                                                              -----------
                                                                2,283,080
Expenses borne by the Distributor (Note 3)    ............       (181,305)
                                                              -----------
                                                                2,101,775
                                                              -----------
Net investment income ....................................      3,408,908
                                                              -----------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)    ......     12,981,718
Net realized loss on foreign currency and forward
  contracts (Note 1)  ....................................        (11,078)
                                                              -----------
    Total net realized gain   ............................     12,970,640
                                                              -----------
Net unrealized appreciation of investments    ............     20,321,294
Net unrealized depreciation of foreign currency and
  forward contracts   ....................................       (163,199)
                                                              -----------
    Total net unrealized appreciation  ...................     20,158,095
                                                              -----------
Net gain on investments, foreign currency and
  forward contracts   ....................................     33,128,735
                                                              -----------
Net increase in net assets resulting from operations......    $36,537,643
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------


                                              Year ended June 30
                                      ----------------------------------
                                          1997               1996
                                      ----------------   ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income  ............    $   3,408,908      $  1,719,834
Net realized gain on
  investments, foreign currency
  and forward contracts   .........       12,970,640        15,234,292
Net unrealized appreciation
  of investments, foreign
  currency and forward contracts          20,158,095         2,941,031
                                       -------------      ------------
Net increase resulting from
  operations  .....................       36,537,643        19,895,157
                                       -------------      ------------
Dividends from net investment
  income:
 Class A   ........................       (1,175,982)         (882,400)
 Class B   ........................         (613,879)         (304,585)
 Class C   ........................       (1,191,787)         (914,329)
 Class D   ........................          (66,794)          (17,808)
                                       -------------      ------------
                                          (3,048,442)       (2,119,122)
                                       -------------      ------------
Distributions from net realized
  gains:
 Class A   ........................       (6,343,780)         (492,304)
 Class B   ........................       (3,837,994)         (223,972)
 Class C   ........................       (5,623,211)         (472,914)
 Class D   ........................         (219,488)          (18,976)
                                       -------------      ------------
                                         (16,024,473)       (1,208,166)
                                       -------------      ------------
Net increase from fund share
  transactions (Note 6)   .........       83,963,174         4,473,009
                                       -------------      ------------
Total increase in net assets    ...      101,427,902        21,040,878

Net Assets
Beginning of year   ...............      110,690,892        89,650,014
                                       -------------      ------------
End of year (including
  undistributed (overdistributed)
  net investment income of
  $296,672 and $(73,770),
  respectively)  ..................    $ 212,118,794      $110,690,892
                                       =============      ============


---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------
June 30, 1997


Note 1

State Street Research Equity Income Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Income Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund and State Street Research Global Resources Fund.

The Fund seeks to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund seeks to provide a higher income yield than that of the Standard & Poor's 500 Stock Index. The Fund has authority to invest from time to time in lower rated fixed income securities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Forward Contracts and Foreign Currencies
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $975,669.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $212,109.

The fees of the Trustees not currently affiliated with the Adviser amounted to $13,484 during the year ended June 30, 1997.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $181,305.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 4

For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $155,892,785 and $90,471,481, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $136,021, $423,127 and $38,510 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $54,328 and $199,756, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $456,724 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $68,306 and $2,402 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1997, Metropolitan owned 25,420 Class C shares and the Distributor owned 3,614 Class A shares of the Fund.

Share transactions were as follows:

                                                                       Year ended June 30
                                           --------------------------------------------------------------------------
                                                           1997                                  1996
                                           ------------------------------------   -----------------------------------
Class A                                        Shares              Amount             Shares             Amount
----------------------------------------   ----------------   ----------------    ---------------    ----------------
Shares sold                                    1,551,622         $21,339,862            499,172        $  6,447,619
Issued upon reinvestment of:
 Distributions from net realized gains           497,882           5,949,190             37,754             461,359
 Dividends from net investment income             78,757           1,077,039             61,647             800,177
Shares repurchased                              (554,634)         (7,538,567)          (578,171)         (7,338,450)
                                              ----------         -----------         ----------        ------------
Net increase                                   1,573,627         $20,827,524             20,402        $    370,705
                                              ==========         ===========         ==========        ============

Class B                                        Shares             Amount              Shares             Amount
----------------------------------------   ----------------     --------------    ---------------    ----------------
Shares sold                                    3,152,047         $43,148,521            670,304        $  8,719,427
Issued upon reinvestment of:
 Distributions from net realized gains           296,462           3,540,487             17,255             210,166
 Dividends from net investment income             32,330             444,756             20,749             269,362
Shares repurchased                              (469,237)         (6,363,046)          (241,006)         (3,101,383)
                                              ----------         -----------         ----------        ------------
Net increase                                   3,011,602         $40,770,718            467,302        $  6,097,572
                                              ==========         ===========         ==========        ============

Class C                                        Shares             Amount              Shares             Amount
----------------------------------------   ----------------     --------------    ---------------    ----------------
Shares sold                                    1,772,262         $23,914,041            887,078        $ 11,446,658
Issued upon reinvestment of:
 Distributions from net realized gains           470,421           5,622,233             38,732             472,914
 Dividends from net investment income             87,937           1,191,070             70,662             914,329
Shares repurchased                            (1,167,373)         15,951,846)        (1,135,981)        (14,666,301)
                                              ----------         -----------         ----------        ------------
Net increase (decrease)                        1,163,247         $14,775,498           (139,509)       $ (1,832,400)
                                              ==========         ===========         ==========        ============

Class D                                        Shares             Amount              Shares             Amount
----------------------------------------   ----------------     --------------    ---------------    ----------------
Shares sold                                      657,453         $ 9,099,018             46,515        $    607,680
Issued upon reinvestment of:
 Distributions from net realized gains            17,516             208,976              1,480              18,010
 Dividends from net investment income              4,050              56,205                861              11,171
Shares repurchased                              (130,981)         (1,774,765)           (65,543)           (799,729)
                                              ----------         -----------         ----------        ------------
Net increase (decrease)                          548,038         $ 7,589,434            (16,687)       $   (162,868)
                                              ==========         ===========         ==========        ============

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                       Class A
                                                              ----------------------------------------------------------
                                                                                  Year ended June 30
                                                              ----------------------------------------------------------
                                                              1997**        1996**      1995**        1994         1993
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $13.85       $11.70       $10.87       $10.79       $ 9.19
                                                              ------       ------       ------       ------       ------
Net investment income*                                          0.33         0.23         0.28         0.24         0.44
Net realized and unrealized gain on investments, foreign
 currency and forward contracts                                 2.90         2.36         1.37         0.25         1.52
                                                              ------       ------       ------       ------       ------
  Total from investment operations                              3.23         2.59         1.65         0.49         1.96
                                                              ------       ------       ------       ------       ------
Dividends from net investment income                           (0.28)       (0.28)       (0.28)       (0.26)       (0.36)
Distributions from net realized gains                          (1.94)       (0.16)       (0.54)       (0.15)          --
                                                              ------       ------       ------       ------       ------
  Total distributions                                          (2.22)       (0.44)       (0.82)       (0.41)       (0.36)
                                                              ------       ------       ------       ------       ------
Net asset value, end of year                                  $14.86       $13.85       $11.70       $10.87       $10.79
                                                              ======       =======      ======       ======       ======
Total return                                                   27.45%+      22.41%+      16.12%+       4.30%+      21.64%+
Net assets at end of year (000s)                             $71,087      $44,464      $37,327      $40,484      $28,995
Ratio of operating expenses to average net assets*              1.25%        1.25%        1.42%        1.50%        1.50%
Ratio of net investment income to average net assets*           2.43%        1.78%        2.55%        2.42%        3.76%
Portfolio turnover rate                                        63.33%      111.13%       67.50%       73.96%       80.42%
Average commission rate @                                    $0.0512      $0.0140           --           --           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                 $  0.02      $  0.03      $  0.05      $  0.05      $  0.01


                                                                      Class B
                                                            ------------------------------
                                                                  Year ended June 30
                                                            ------------------------------
                                                            1997**      1996**      1995**
------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $13.82      $11.68      $10.86
                                                            ------      ------      ------
Net investment income*                                        0.22        0.13        0.21
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                       2.89        2.36        1.38
                                                            ------      ------      ------
  Total from investment operations                            3.11        2.49        1.59
                                                            ------      ------      ------
Dividends from net investment income                         (0.18)      (0.19)      (0.23)
Distributions from net realized gains                        (1.94)      (0.16)      (0.54)
                                                            ------      ------      ------
  Total distributions                                        (2.12)      (0.35)      (0.77)
                                                            ------      ------      ------
Net asset value, end of year                                $14.81      $13.82      $11.68
                                                            ======      ======      ======
Total return                                                 26.45%+     21.60%+     15.43%+
Net assets at end of year (000s)                           $71,986     $25,543     $16,130
Ratio of operating expenses to average net assets*            2.00%       2.00%       2.00%
Ratio of net investment income to average net assets*         1.65%       1.05%       1.95%
Portfolio turnover rate                                      63.33%     111.13%      67.50%
Average commission rate @                                  $0.0512     $0.0140          --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $  0.02     $  0.03     $  0.05



                                                             1994       1993***
--------------------------------------------------------------------------------
Net asset value, beginning of year                          $10.79      $10.81
                                                          ----------  ----------
Net investment income*                                        0.21        0.02
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                       0.21       (0.02)
                                                          ----------  ----------
  Total from investment operations                            0.42        0.00
                                                          ----------  ----------
Dividends from net investment income                         (0.20)      (0.02)
Distributions from net realized gains                        (0.15)       --
                                                          ----------  ----------
  Total distributions                                        (0.35)      (0.02)
                                                          ----------  ----------
Net asset value, end of year                                $10.86      $10.79
                                                          ==========  ==========
Total return                                                  3.79%+      0.05%++
Net assets at end of year (000s)                           $10,752      $1,060
Ratio of operating expenses to average net assets*            2.00%       2.00%[dbldag]
Ratio of net investment income to average net assets*         1.80%       1.53%[dbldag]
Portfolio turnover rate                                      73.96%      80.42%
Average commission rate @                                       --        --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                 $0.07       $0.00

--------------------------------------------------------------------------------

**       Per-share figures have been calculated using the average shares method.

***      June 1, 1993 (commencement of share class designations) to June 30,
         1993.

[dbldag] Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                    Class C
                                                          ----------------------------
                                                               Year ended June 30
                                                          ----------------------------
                                                          1997**     1996**     1995**
--------------------------------------------------------------------------------------
Net asset value, beginning of year                        $13.85     $11.70     $10.86
                                                          ------     ------     ------
Net investment income*                                      0.36       0.26       0.32
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                     2.90       2.36       1.39
                                                          ------     ------     ------
  Total from investment operations                          3.26       2.62       1.71
                                                          ------     ------     ------
Dividends from net investment income                       (0.31)     (0.31)     (0.33)
Distributions from net realized gains                      (1.94)     (0.16)     (0.54)
                                                          ------     ------     ------
  Total distributions                                      (2.25)     (0.47)     (0.87)
                                                          ------     ------     ------
Net asset value, end of year                              $14.86     $13.85     $11.70
                                                          ======     ======     ======
Total return                                               27.75%+    22.82%+    16.64%+
Net assets at end of year (000s)                         $59,453    $39,298    $34,827
Ratio of operating expenses to average net assets*          1.00%      1.00%      1.00%
Ratio of net investment income to average net assets*       2.68%      2.03%      2.93%
Portfolio turnover rate                                    63.33%    111.13%     67.50%
Average commission rate @                                $0.0512    $0.0140         --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $0.02      $0.03      $0.05



                                                             1994        1993***
--------------------------------------------------------------------------------
Net asset value, beginning of year                          $10.79       $10.81
                                                            ------       ------
Net investment income*                                        0.33         0.03
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                       0.21        (0.02)
                                                            ------       ------
  Total from investment operations                            0.54         0.01
                                                            ------       ------
Dividends from net investment income                         (0.32)       (0.03)
Distributions from net realized gains                        (0.15)          --
                                                            ------       ------
  Total distributions                                        (0.47)       (0.03)
                                                            ------       ------
Net asset value, end of year                                $10.86       $10.79
                                                            ======       ======
Total return                                                  4.84%+       0.14%++
Net assets at end of year (000s)                           $20,266      $15,988
Ratio of operating expenses to average net assets*            1.00%        1.00%[dbldag]
Ratio of net investment income to average net assets*         2.92%        1.65%[dbldag]
Portfolio turnover rate                                      73.96%       80.42%
Average commission rate @                                       --           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                 $0.06        $0.00


                                                                     Class D
                                                          -------------------------------
                                                                 Year ended June 30
                                                          -------------------------------
                                                          1997**      1996**       1995**
                                                          ------      ------       ------
Net asset value, beginning of year                        $13.82      $11.67       $10.86
                                                          ------      ------       ------
Net investment income*                                      0.21        0.13         0.22
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                     2.90        2.37         1.36
                                                          ------      ------       ------
  Total from investment operations                          3.11        2.50         1.58
                                                          ------      ------       ------
Dividends from net investment income                       (0.20)      (0.19)       (0.23)
Distributions from realized gains                          (1.94)      (0.16)       (0.54)
                                                          ------      ------       ------
  Total distributions                                      (2.14)      (0.35)       (0.77)
                                                          ------      ------       ------
Net asset value, end of year                              $14.79      $13.82       $11.67
                                                          ======      ======       ======
Total return                                               26.42%+     21.68%+      15.33%+
Net assets at end of year (000s)                          $9,592      $1,386       $1,366
Ratio of operating expenses to average net assets*          2.00%       2.00%        2.00%
Ratio of net investment income to average net assets*       1.59%       1.03%        1.96%
Portfolio turnover rate                                    63.33%     111.13%       67.50%
Average commission rate @                                $0.0512     $0.0140           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $0.01       $0.03        $0.05

                                                           1994        1993***
                                                          ------       ------
Net asset value, beginning of year                        $10.79       $10.81
                                                          ------       ------
Net investment income*                                      0.21         0.02
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                     0.21        (0.02)
                                                          ------       ------
  Total from investment operations                          0.42         0.00
                                                          ------       ------
Dividends from net investment income                       (0.20)       (0.02)
Distributions from realized gains                          (0.15)          --
                                                          ------       ------
  Total distributions                                      (0.35)       (0.02)
                                                          ------       ------
Net asset value, end of year                              $10.86       $10.79
                                                          ======       ======
Total return                                                3.78%+       0.04%++
Net assets at end of year (000s)                          $1,280       $  628
Ratio of operating expenses to average net assets*          2.00%        2.00%[dbldag]
Ratio of net investment income to average net assets*       1.88%        1.49%[dbldag]
Portfolio turnover rate                                    73.96%       80.42%
Average commission rate @                                     --           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $0.06        $0.00

--------------------------------------------------------------------------------

**       Per-share figures have been calculated using the average shares method.

***      June 1, 1993 (commencement of share class designations) to June 30,
         1993.

[dbldag] Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Income Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Equity Income Fund had a fine year. Class A shares of the Fund returned +27.45% to investors for the 12 months ended June 30, 1997. This total return performance exceeded that of the average equity income fund tracked by Lipper Analytical Services (does not reflect sales charges). The S&P 500 Composite Index was up +34.71% for the period.

The Fund buys primarily equity securities that we believe are undervalued. The Fund can invest a portion of assets in high-yield bonds to boost yield. Bonds and convertible securities help diversify portfolio volatility and add flexibility with stock selection.

Despite its mid-cap emphasis and value approach, Equity Income Fund participated in a rising stock market that favored large capitalization stocks and growth stocks. Over the period, small additions were made to several favored sectors: health care, chemicals, and printing and publishing.

The high-yield exposure lagged much of the period, but made up its losses by the fourth quarter.

June 30, 1997


The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                                Change in Value of
                           $10,000 Based on the S&P 500
                      Compared to Change in Value of $10,000
                               Invested in the Fund

                                 Class A Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   21.72%     17.06%    11.52%      11.86%
                   -------------------------------------------
                                   Equity
                                 Income Fund         S & P 500
                     6/87            9550              10000
                     6/88            9318               9307
                     6/89           10889              11217
                     6/90           12139              13061
                     6/91           11376              14024
                     6/92           13061              15902
                     6/93           15902              18066
                     6/94           16588              18319
                     6/95           19264              23087
                     6/96           23582              29085
                     6/97           30005              39172

                                 Class B Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   21.45%    17.30%      11.87%     12.14%
                   -------------------------------------------
                                   Equity
                                 Income Fund         S & P 500
                     6/87           10000              10000
                     6/88            9764               9307
                     6/89           11421              11217
                     6/90           12734              13061
                     6/91           11927              14024
                     6/92           13695              15902
                     6/93           16660              18066
                     6/94           17290              18319
                     6/95           19958              23087
                     6/96           24268              29085
                     6/97           30688              39172

                                 Class C Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   27.75%    18.49%     12.33%     12.57%
                   -------------------------------------------
                                   Equity
                                 Income Fund         S & P 500
                     6/87           10000              10000
                     6/88            9764               9307
                     6/89           11421              11217
                     6/90           12734              13061
                     6/91           11927              14024
                     6/92           13695              15902
                     6/93           16675              18066
                     6/94           17481              18319
                     6/95           20389              23087
                     6/96           25042              29085
                     6/97           31992              39172

                                 Class D Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   25.42%    17.50%     11.86%      12.14%
                   -------------------------------------------
                                   Equity
                                 Income Fund         S & P 500
                     6/87           10000              10000
                     6/88            9764               9307
                     6/89           11421              11217
                     6/90           12734              13061
                     6/91           11927              14024
                     6/92           13695              15902
                     6/93           16659              18066
                     6/94           17289              18319
                     6/95           19939              23087
                     6/96           24263              29085
                     6/97           30674              39172


____ Equity Income Fund         - - - S&P 500

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Equity Income Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

Frederick R. Kobrick
Vice President

Thomas P. Moore, Jr.
Vice President

Daniel J. Rice III
Vice President

James M. Weiss
Vice President

John T. Wilson
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research Equity Income Fund
One Financial Center
Boston, MA 02111

[indicia]
Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
         State Street Research
         Shareholder Services
         P.O. Box 8408
         Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Equity Income Fund prospectus. When used after September 30, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4105-970822(0998)SSR-LD                        EIN-383D-897IBS

[front cover]

STATE STREET RESEARCH
EQUITY INVESTMENT FUND

ANNUAL REPORT
June 30, 1997

WHAT'S INSIDE

From the Chairman

An exciting
year for investors

Portfolio Manager's Review

The stock market
rewarded generously

Fund Information

Facts and figures

Plus, Complete Portfolio holdings
and Financial Statements

STATE STREET RESEARCH FUNDS

[Dalbar logo]

 DALBAR KEY HONORS
   COMMITMENT TO:
    INVESTORS
      1996


  For Excellence
        in
Shareholder Service

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

Dear Shareholders:

The past 12 months have been exciting and rewarding ones for investors. Stocks and bonds both benefited from slow-but-steady growth in the U.S. economy and low inflation. Capital spending was strong, consumer demand heightened, and wages began to accelerate with tight labor markets. With unemployment below 5% and housing activity up, consumers are about as confident in the American economy now as they have ever been.

Stocks

Corporate earnings flourished in this economic environment, providing a strong catalyst for stock market growth. The Dow Jones Industrial Average topped 7000 in February, promptly corrected, and then resumed its upward trajectory to close at 7672.79 on June 30, 19971, resulting in a +38.54% gain for the 12 month period. In fact, the second quarter of 1997 represented one of the best in history--the major general stock indices posted gains in excess of +17%.

Large company stocks captured the majority of the gains during the bulk of the fiscal year, while smaller capitalization companies, mid-caps, and cyclical stocks participated more broadly in the final three months. High levels of corporate profitability and free cash flow, benign monetary policies that have kept inflation in check, and a generally strong competitive position in world markets have helped drive this growth. Clearly, it was an excellent year to be invested in stocks.

Bonds

The Lehman Brothers Aggregate Bond Index, a common benchmark of overall bond performance, gained +8.15% for the year.(1) All fixed-income sectors benefited from the absence of inflation pressure. The resulting rally drove down the yield of the benchmark 30-year Treasury bond below 7% in the fourth quarter. While higher quality issues were in great demand, some yield-seekers sought out lower-rated bonds, which often participate along with a climbing stock market.

What's Ahead

While the overall environment for stocks is positive, inflated prices can make it somewhat more difficult to assess opportunities. Stocks could become even more overvalued as the bull market continues. For this reason, we anticipate future gains to be relatively modest. And although future corrections are always inevitable, it should be noted that the markets do not typically move on the basis of valuations alone. Continued slow economic growth and low inflation will keep the stock and bond markets healthy.

Thank you for putting your trust in the State Street Research family of mutual funds.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
June 30, 1997

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

(1)The Dow Jones Industrial Average includes 30 widely traded common stocks and is a commonly used measure of stock performance. The Lehman Brothers Aggregate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.
(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.
(3)+29.91% for Class B shares; +31.19% for Class C shares; +29.93% for Class D shares.
(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance.
(5)Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.
(6)Cumulative total returns are not annualized and do not reflect sales charges, which, if reflected, would reduce performance.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1997)
--------------------------------------------------------------------------------

[mountain chart]

Total value of $10,000 invested on June 30, 19872
(Class A shares, at maximum applicable sales charge)

6/87   9550
6/88   8894
6/89   10305
6/90   12010
6/91   11277
6/92   13337
6/93   16054
6/94   16204
6/95   19175
6/96   24033
6/97   31462


SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)4,5

-----------------------------------------------------------------
             Life of Fund
            (since 8/25/86)     10 Years     5 Years     1 Year
-----------------------------------------------------------------
Class A        +13.29%          +12.14%      +17.64%     +25.02%
-----------------------------------------------------------------
Class B        +13.48%          +12.36%      +17.88%     +24.91%
-----------------------------------------------------------------
Class C        +13.91%          +12.81%      +19.05%     +31.19%
-----------------------------------------------------------------
Class D        +13.48%          +12.35%      +18.07%     +28.93%
-----------------------------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)4,6

-----------------------------------------------------------------
             Life of Fund
            (since 8/25/86)     10 Years     5 Years      1 Year
-----------------------------------------------------------------
Class A        +305.68%         +229.44%     +135.89%     +30.91%
-----------------------------------------------------------------
Class B        +294.89%         +220.68%     +129.62%     +29.91%
-----------------------------------------------------------------
Class C        +311.22%         +233.94%     +139.11%     +31.19%
-----------------------------------------------------------------
Class D        +294.68%         +220.51%     +129.50%     +29.93%
-----------------------------------------------------------------

Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Equity Investment Fund: The Stock Market Rewarded Generously

[Photo of John Wilson]

John Wilson
Portfolio Manager

The following is a discussion with John Wilson, portfolio manager of State Street Research Equity Investment Fund.

Q: How did the Fund perform this past year?
A: It was a very advantageous year for the Fund, a time when the U.S. stock market rewarded investors generously. The 12-month performance period ended June 30, 1997 was one of the best in the Fund's history--Class A shares of the Fund gained +30.91%, topping the +28.07% average return of 547 Growth and Income Fund classes tracked by Lipper Analytical Services, Inc. Neither performance figure reflects sales charges.(3)

Q: Why did the Fund outperform its peer group?
A: There are two major reasons. First, the market favored large, top quality companies for most of the past year, and the Fund has a high percentage of these types of stocks. At the core of the portfolio is a group of well-established, high quality companies that are global leaders in their respective industries. These are names like General Electric and Intel, domiciled in the U.S.; and Royal Dutch Petroleum, the Anglo-Dutch energy giant. Second, the market favored growth stocks over value stocks and the Fund has more of a growth bias than many of its competitors.

Q: Did you alter portfolio strategy during the year?
A: The Fund's dominant strategy is to search for global leaders, or the next global leaders, who dominate their industries. The difference is, we are now finding opportunities in less obvious places. For example, in the third quarter we took a position in a U.S. company called Tyco International, a diversified manufacturer of industrial equipment for businesses. Tyco is not a household name, yet the firm dominates over 85% of all the businesses they are in.

Q: Which industry sectors performed well?
A: The technology sector did well. We have taken profits from our technology holdings and slowly trimmed our allocation. For the period ending June 30, 1997, about 14% of portfolio assets were allocated to the sector, down from about 18% at the end of 1996. Medical technology holdings also contributed to the Fund's performance. Core drug companies, including Bristol-Myers and Eli Lilly, had a solid showing over four quarters based on very strong fundamentals.

Q: Which sectors underperformed?
A:   Oil service stocks did very well, especially in the last quarter. However, oil stocks were disappointing, primarily from weakening oil prices during the early part of 1997.

Q: The Fund celebrated its tenth anniversary in August, 1996. What changes lie ahead?
A: Let me say that Equity Investment Fund's tenth anniversary demonstrates the Fund's ability to thrive over the long term, and I am pleased to be associated with its management. Looking ahead, I expect to continue the strategy which has served us well, investing in high-quality, market leading companies.

June 30, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Top 10 Stock Positions
(by percentage of net assets)
1      BankAmerica California based national bank                         3.3%
2      E.I. Du Pont De Nemours Chemical company                           3.2%
3      Royal Dutch Petroleum Oil company                                  2.7%
4      General Electric Electronics giant                                 2.7%
5      Citicorp Nation's largest bank                                     2.6%
6      Schlumberger Leading oil service equipment provider                2.4%
7      Coca-Cola Food/Beverage                                            2.4%
8      Rohm & Haas Chemical company                                       2.1%
9      Ace Insurance                                                      1.9%
10     NationsBank Bank                                                   1.8%

These securities represent an aggregate of 25.1% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities or industries listed in this table or in the text above.


[BAR CHART]

Top 5 Industries
(by percentage of net assets)

Bank              9.8%
Oil               8.6%
Insurance         6.8%
Chemical          6.5%
Retail Trade      6.4%

Total: 38.1%

Best and Worst Contributors to Performance
(July 1, 1996 through June 30, 1997)
Best
---------------------------------------------------------
BankAmerica
Strong EPS performance and strong financial sector.

General Electric
Solid EPS and market enthusiasm for large cap stocks.

E.I. Du Pont De Nemours
Expectation of improvement in long term EPS growth.

Worst
---------------------------------------------------------
Electronic Data Systems
Reduced EPS reports from increased competition.

PepsiCo
Reduced EPS from international beverage problems.

AT&T
Increased competition and lower EPS.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1997

                                                       Value
                                           Shares     (Note 1)
                                           -------- -------------
COMMON STOCKS 93.5%
Basic Industries 16.4%
Chemical 6.5%
Dow Chemical Co.  ........................    9,200   $   801,550
E.I. Du Pont De Nemours & Co.    .........   83,800     5,268,925
Monsanto Co.   ...........................   28,600     1,231,587
Rohm & Haas Co.   ........................   38,400     3,458,400
                                                     ------------
                                                       10,760,462
                                                     ------------
Electrical Equipment 2.7%
General Electric Co.    ..................   69,000     4,510,875
                                                     ------------
Forest Product 2.1%
James River Corp.    .....................   46,700     1,727,900
Weyerhaeuser Co.  ........................   33,900     1,762,800
                                                     ------------
                                                        3,490,700
                                                     ------------
Machinery 1.5%
Tyco International, Inc.   ...............   37,300     2,594,681
                                                     ------------
Metal & Mining 2.8%
Aluminum Co. of America    ...............   20,900     1,575,338
Carpenter Technology Corp.*   ............   20,000       915,000
Reynolds Metals Co.  .....................   29,500     2,101,875
                                                     ------------
                                                        4,592,213
                                                     ------------
Railroad 0.8%
Canadian National Railway Co.    .........   30,900     1,351,875
                                                     ------------
Total Basic Industries    ........................     27,300,806
                                                     ------------
Consumer Cyclical 11.5%
Automotive 0.9%
General Motors Corp.    ..................   28,300     1,575,956
                                                     ------------
Hotel & Restaurant 1.0%
HFS Inc.*   ..............................    7,600       440,800
Mirage Resorts Inc.*    ..................   48,200     1,217,050
                                                     ------------
                                                        1,657,850
                                                     ------------
Recreation 3.2%
Time Warner Inc.  ........................   50,300     2,426,975
US West Inc.*  ...........................   65,900     1,334,475
Walt Disney Co.   ........................   19,643     1,576,351
                                                     ------------
                                                        5,337,801
                                                     ------------
Retail Trade 6.4%
Circuit City Stores Inc.   ...............   34,500     1,226,906
CVS Corp.   ..............................   42,100     2,157,625
Kroger Co.*    ...........................   80,600     2,337,400
Rite Aid Corp.    ........................   44,400     2,214,450


                                                       Value
                                           Shares     (Note 1)
                                           -------- -------------
Retail Trade (cont'd)
Toys "R" Us Inc.*    .....................   76,500   $ 2,677,500
                                                     ------------
                                                       10,613,881
                                                     ------------
Total Consumer Cyclical    ...............             19,185,488
                                                     ------------
Consumer Staple 21.2%
Business Service 1.6%
HBO & Co.   ..............................   10,100       695,638
Interpublic Group of Companies, Inc.   ...   27,700     1,698,356
USA Waste Services Inc.*   ...............    9,000       347,625
                                                     ------------
                                                        2,741,619
                                                     ------------
Drug 5.3%
Bristol-Myers Squibb Co.   ...............   32,300     2,616,300
Eli Lilly & Co.   ........................   24,672     2,696,958
Novartis AG ADR*  ........................   25,266     2,026,807
Pfizer Inc.    ...........................   11,700     1,398,150
                                                     ------------
                                                        8,738,215
                                                     ------------
Food & Beverage 3.9%
Coca-Cola Co.  ...........................   59,000     3,982,500
H.J. Heinz Co.    ........................   54,800     2,527,650
                                                     ------------
                                                        6,510,150
                                                     ------------
Hospital Supply 6.3%
Aetna Inc.  ..............................   11,800     1,208,025
Baxter International Inc.  ...............   58,500     3,056,625
Boston Scientific Corp.*   ...............   35,400     2,174,887
Columbia / HCA Healthcare Corp.  .........   64,850     2,549,416
Guidant Corp.  ...........................    8,900       756,500
Pacificare Health Systems, Inc. Cl. B*       10,500       670,687
                                                     ------------
                                                       10,416,140
                                                     ------------
Personal Care 2.3%
Avon Products Inc.   .....................   27,200     1,919,300
Gillette Co.   ...........................   20,800     1,970,800
                                                     ------------
                                                        3,890,100
                                                     ------------
Tobacco 1.8%
Philip Morris Companies, Inc.    .........   67,200     2,982,000
                                                     ------------
Total Consumer Staple   ..................             35,278,224
                                                     ------------
Energy 11.8%
Oil 8.6%
ENI SPA ADR    ...........................   16,900       954,850
Exxon Corp.    ...........................   26,100     1,605,150
Oryx Energy Co.   ........................   57,700     1,218,913
Royal Dutch Petroleum Co.  ...............   83,200     4,524,000

    The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Value
                                         Shares     (Note 1)
                                         -------- -------------
Oil (cont'd)
Seagull Energy Corp.*    ...............   43,700   $    764,750
Total SA Cl. B ADR    ..................   55,100      2,789,437
Unocal Corp.    ........................   61,900      2,402,494
                                                   -------------
                                                      14,259,594
                                                   -------------
Oil Service 3.2%
Ensco International Inc.*   ............   25,000      1,318,750
Schlumberger Ltd.  .....................   32,500      4,062,500
                                                   -------------
                                                       5,381,250
                                                   -------------
Total Energy   .................................      19,640,844
                                                   -------------
Finance 16.6%
Bank 9.8%
BankAmerica Corp.  .....................   85,400      5,513,637
Citicorp  ..............................   35,500      4,279,969
H.F. Ahmanson & Co.   ..................   51,300      2,205,900
NationsBank Corp.  .....................   47,400      3,057,300
Washington Mutual Inc.*  ...............   20,300      1,212,925
                                                   -------------
                                                      16,269,731
                                                   -------------
Insurance 6.8%
Ace Ltd.  ..............................   43,600      3,220,950
General Re Corp.   .....................   10,000      1,820,000
Mid Ocean Ltd.  ........................   42,900      2,249,569
Saint Paul Companies, Inc.  ............   20,400      1,555,500
Travelers Group Inc.  ..................   40,400      2,547,725
                                                   -------------
                                                      11,393,744
                                                   -------------
Total Finance  .................................      27,663,475
                                                   -------------
Science & Technology 14.0%
Aerospace 2.7%
Boeing Co.   ...........................   37,200      1,973,925
Raytheon Co.    ........................   15,500        790,500
United Technologies Corp.   ............   19,500      1,618,500
                                                   -------------
                                                       4,382,925
                                                   -------------
Computer Software & Service 1.2%
Cisco Systems Inc.*   ..................   21,000      1,409,625
Microsoft Corp.*   .....................    4,100        518,138
                                                   -------------
                                                       1,927,763
                                                   -------------
Electronic Components 2.2%
Intel Corp.  ...........................   13,400      1,900,288
LSI Logic Corp.*   .....................   21,100        675,200
Texas Instruments Inc.   ...............   13,300      1,118,031
                                                   -------------
                                                       3,693,519
                                                   -------------


                                                     Value
                                         Shares     (Note 1)
                                         -------- -------------
Electronic Equipment 4.3%
L.M. Ericsson Telephone Co. ADR Cl. B*     22,440   $    883,575
Lucent Technologies Inc.    ............   11,600        835,925
Motorola Inc.   ........................   38,800      2,948,800
Perkin-Elmer Corp.    ..................   10,400        827,450
Teradyne Inc.*  ........................   43,200      1,695,600
                                                   -------------
                                                       7,191,350
                                                   -------------
Office Equipment 3.6%
Compaq Computer Corp.*   ...............   22,800      2,262,900
Diebold Inc.    ........................   14,000        546,000
Hewlett-Packard Co.   ..................   31,900      1,786,400
International Business Machines Corp.      15,800      1,424,962
                                                   -------------
                                                       6,020,262
                                                   -------------
Total Science & Technology  ............              23,215,819
                                                   -------------
Utility 2.0%
Electric 0.9%
FPL Group Inc.  ........................   31,200      1,437,150
                                                   -------------
Natural Gas 0.6%
Calpine Corp.*  ........................   50,000        950,000
                                                   -------------
Telephone 0.5%
WorldCom Inc.*  ........................   26,200        838,400
                                                   -------------
Total Utility   ........................               3,225,550
                                                   -------------
Total Common Stocks (Cost $113,233,754)              155,510,206
                                                   -------------


                                   Principal    Maturity
                                    Amount        Date
                                  ------------ -----------
SHORT-TERM OBLIGATIONS 6.5%
American Express Credit
  Corp., 5.25%    ...............   $6,277,000 7/01/1997        6,277,000
American Express Credit
  Corp., 5.70%    ...............      676,000 7/03/1997          676,000
Beneficial Corp., 5.53%    ......    1,174,000 7/03/1997        1,174,000
Ford Motor Credit Co., 5.51%     .   1,439,000 7/03/1997        1,439,000
Household Finance Corp.,
  5.46%  ........................    1,322,000 7/01/1997        1,322,000
                                                            -------------
Total Short-Term Obligations (Cost $10,888,000) .........       10,888,000
                                                             -------------
Total Investments (Cost $124,121,754)--100.0%   .........      166,398,206
Cash and Other Assets, Less Liabilities-0.0%    .........          (39,468)
                                                             -------------
Net Assets--100.0%   ....................................    $ 166,358,738
                                                             =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------


Federal Income Tax Information:
At June 30, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $124,121,754 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost   ...............................................      $  43,181,813
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value    ............................................          (905,361)
                                                                  -------------
                                                                  $  42,276,452
                                                                  =============

-------------------------------------------------------------------------------
* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1997

Assets
Investments, at value (Cost $124,121,754) (Note 1)  ...   $166,398,206
Cash   ................................................            446
Receivable for securities sold    .....................        735,019
Receivable for fund shares sold   .....................        407,929
Dividends and interest receivable    ..................        185,783
Receivable from Distributor (Note 3)    ...............         22,645
Other assets    .......................................         12,738
                                                          -------------
                                                           167,762,766
Liabilities
Payable for securities purchased  .....................        954,850
Accrued transfer agent and shareholder services
  (Note 2)   ..........................................        115,033
Payable for fund shares redeemed  .....................        108,376
Accrued management fee (Note 2)   .....................         87,487
Accrued distribution and service fees (Note 5)   ......         32,987
Accrued trustees' fees (Note 2)   .....................          9,261
Dividends payable  ....................................          2,780
Other accrued expenses   ..............................         93,254
                                                          -------------
                                                             1,404,028
                                                          -------------
Net Assets                                                $166,358,738
                                                          =============
Net Assets consist of:
 Undistributed net investment income    ...............   $    117,502
 Unrealized appreciation of investments    ............     42,276,452
 Accumulated net realized gain    .....................     13,828,882
 Shares of beneficial interest    .....................    110,135,902
                                                          -------------
                                                          $166,358,738
                                                          =============
Net Asset Value and redemption price per share of
  Class A shares ($55,239,393 [divided by] 2,806,823
shares of
  beneficial interest)   ..............................         $19.68
                                                                ======
Maximum Offering Price per share of Class A shares
  ($19.68 [divided by] .955)   ........................         $20.61
                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($25,477,975 [divided by] 1,312,020
shares of
  beneficial interest)*  ..............................         $19.42
                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($83,999,087 [divided by]
  4,273,035 shares of beneficial interest)    .........         $19.66
                                                                ======
Net Asset Value and offering price per share of
  Class D shares ($1,642,283 [divided by] 84,607 shares
of
  beneficial interest)*  ..............................         $19.41
                                                                ======

--------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------
For the year ended June 30, 1997

Investment Income
Dividends, net of foreign taxes of $43,777 ...............    $  2,076,959
Interest  ................................................         304,735
                                                              ------------
                                                                 2,381,694
Expenses
Management fee (Note 2)  .................................         869,656
Transfer agent and shareholder services (Note 2)    ......         358,781
Custodian fee   ..........................................         110,553
Reports to shareholders  .................................         105,596
Registration fees  .......................................          34,382
Audit fee    .............................................          27,896
Trustees' fees (Note 2)  .................................          15,109
Service fee--Class A (Note 5)  ...........................         111,950
Distribution and service fees--Class B (Note 5)  .........         177,412
Distribution and service fees--Class D (Note 5)  .........          11,383
Legal fees   .............................................           7,873
Miscellaneous   ..........................................          10,924
                                                              ------------
                                                                 1,841,515
Expenses borne by the Distributor (Note 3)    ............        (202,837)
                                                              ------------
                                                                 1,638,678
                                                              ------------
Net investment income    .................................         743,016
                                                              ------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)    ......      20,424,213
Net unrealized appreciation of investments    ............      15,781,474
                                                              ------------
Net gain on investments  .................................      36,205,687
                                                              ------------
Net increase in net assets resulting from operations   .      $ 36,948,703
                                                              ============

----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                            Year ended June 30
                                     ---------------------------------
                                         1997              1996
----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income    .........   $    743,016       $    907,504
Net realized gain on investments       20,424,213         10,187,786
Net unrealized appreciation of
  investments   ..................     15,781,474         11,825,753
                                     -------------      ------------
Net increase resulting from
  operations    ..................     36,948,703         22,921,043
                                     -------------      ------------
Dividends from net investment
  income:
 Class A  ........................       (233,439)          (248,210)
 Class C  ........................       (560,477)          (571,956)
                                     -------------      ------------
                                         (793,916)          (820,166)
                                     -------------      ------------
Distributions from net realized
  gains:
 Class A  ........................     (4,782,504)        (1,371,017)
 Class B  ........................     (1,764,902)          (315,045)
 Class C  ........................     (7,753,956)        (2,286,228)
 Class D  ........................       (116,740)           (31,975)
                                     -------------      ------------
                                      (14,418,102)        (4,004,265)
                                     -------------      ------------
Net increase from fund share
  transactions (Note 6)  .........     21,085,516         17,130,921
                                     -------------      ------------
Total increase in net assets   ...     42,822,201         35,227,533
Net Assets
Beginning of year  ...............    123,536,537         88,309,004
                                     -------------      ------------
End of year (including
  undistributed net investment
  income of $117,502 and
  $671,546, respectively)   ......   $166,358,738       $123,536,537
                                     =============      ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997

Note 1
State Street Research Equity Investment Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Investment Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $869,656.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $198,902.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,109 during the year ended June 30, 1997.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $202,837.

Note 4
For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $114,974,321 and $115,375,182, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $111,950, $177,412 and $11,383 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $21,636 and $126,763, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $254,948 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $39,421 on redemptions of Class B shares during the same period.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1997, the Distributor owned 3,603 Class A shares of the Fund.

Share transactions were as follows:


                                                                            Year ended June 30
                                                  -----------------------------------------------------------------------
                                                                 1997                                 1996
                                                  ----------------------------------   ----------------------------------
Class A                                              Shares            Amount             Shares            Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold   .................................        588,308       $  10,233,943          405,624       $   6,395,709
Issued upon reinvestment of:
 Distributions from net realized gains   ......        289,030           4,652,507           89,924           1,331,731
 Dividends from net investment income    ......         13,002             224,603           14,813             236,859
Shares repurchased  ...........................       (389,733)         (6,723,255)        (387,435)         (6,071,101)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................        500,607       $   8,387,798          122,926       $   1,893,198
                                                   ===========       =============      ===========       =============

Class B                                               Shares             Amount            Shares             Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold   .................................        598,345       $  10,270,072          440,639       $   6,927,207
Issued upon reinvestment of
 distributions from net realized gains   ......        108,323           1,728,240           20,913             307,750
Shares repurchased  ...........................       (172,399)         (2,918,908)        (102,902)         (1,616,965)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................        534,269       $   9,079,404          358,650       $   5,617,992
                                                   ===========       =============      ===========       =============

Class C                                               Shares             Amount            Shares             Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold   .................................      1,943,280       $  33,489,577        1,692,679       $  26,954,407
Issued upon reinvestment of:
 Distributions from net realized gains   ......        481,543           7,753,590          154,432           2,286,228
 Dividends from net investment income    ......         32,449             560,098           36,260             571,723
Shares repurchased  ...........................     (2,305,882)        (38,692,177)      (1,302,028)        (20,281,019)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................        151,390       $   3,111,088          581,343       $   9,531,339
                                                   ===========       =============      ===========       =============

Class D                                               Shares             Amount            Shares             Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold   .................................        123,109       $   2,168,941            5,582       $      87,865
Issued upon reinvestment of
 distributions from net realized gains   ......          7,066             112,590            2,081              30,561
Shares repurchased  ...........................       (100,734)         (1,774,305)          (1,906)            (30,034)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................         29,441       $     507,226            5,757       $      88,392
                                                   ===========       =============      ===========       =============

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                        Class A
                                                          -------------------------------------------------------------------
                                                                                  Year ended June 30
                                                          -------------------------------------------------------------------
                                                           1997**        1996**        1995**         1994          1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $17.04        $14.28        $12.44        $14.52        $13.16
                                                            ------        ------        ------        ------        ------
Net investment income*                                        0.09          0.12          0.08          0.01          0.04
Net realized and unrealized gain on investments               4.63          3.38          2.14          0.18          2.48
                                                            ------        ------        ------        ------        ------
  Total from investment operations                            4.72          3.50          2.22          0.19          2.52
                                                            ------        ------        ------        ------        ------
Dividends from net investment income                         (0.09)        (0.11)        (0.05)           --         (0.04)
Distributions from net realized gains                        (1.99)        (0.63)        (0.33)        (2.27)        (1.12)
                                                            ------        ------        ------        ------        ------
  Total distributions                                        (2.08)        (0.74)        (0.38)        (2.27)        (1.16)
                                                            ------        ------        ------        ------        ------
Net asset value, end of year                                $19.68        $17.04        $14.28        $12.44        $14.52
                                                            ======        ======        ======        ======        ======
Total return                                                 30.91%+       25.33%+       18.34%+        0.93%+       20.37%+
Net assets at end of year (000s)                           $55,239       $39,300       $31,174       $29,821       $26,933
Ratio of operating expenses to average net assets*            1.25%         1.25%         1.42%         1.50%         1.50%
Ratio of net investment income to average net assets*         0.54%         0.79%         0.64%         0.08%         0.23%
Portfolio turnover rate                                      88.07%        44.44%        47.93%        62.93%        92.35%
Average commission rate @                                  $0.0583       $0.0331            --            --            --
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).                    $0.03         $0.03         $0.06         $0.04         $0.02


                                                                             Class B
                                                               -----------------------------------
                                                                       Year ended June 30
                                                               -----------------------------------
                                                                 1997**      1996**      1995**
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $16.88      $14.16       $12.36
                                                                 ------      ------       ------
Net investment income (loss)*                                     (0.03)       0.01         0.01
Net realized and unrealized gain (loss) on investments             4.56        3.34         2.12
                                                                 ------      ------       ------
  Total from investment operations                                 4.53        3.35         2.13
                                                                 ------      ------       ------
Dividend from net investment income                                  --          --           --
Distributions from net realized gains                             (1.99)      (0.63)       (0.33)
                                                                 ------      ------       ------
  Total distributions                                             (1.99)      (0.63)       (0.33)
                                                                 ------      ------       ------
Net asset value, end of year                                     $19.42      $16.88       $14.16
                                                                 ======      ======       ======
Total return                                                      29.91%+     24.39%+      17.70%+
Net assets at end of year (000s)                                $25,478     $13,129       $5,933
Ratio of operating expenses to average net assets*                 2.00%       2.00%        2.00%
Ratio of net investment income (loss) to average net assets*      (0.20)%      0.05%        0.08%
Portfolio turnover rate                                           88.07%      44.44%       47.93%
Average commission rate @                                       $0.0583     $0.0331           --
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).                         $0.03       $0.03        $0.06



                                                                  1994             1993***
------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $14.51            $14.78
                                                                  ------            ------
Net investment income (loss)*                                      (0.02)             0.00
Net realized and unrealized gain (loss) on investments              0.14             (0.26)
                                                                  ------            ------
  Total from investment operations                                  0.12             (0.26)
                                                                  ------            ------
Dividend from net investment income                                   --             (0.01)
Distributions from net realized gains                              (2.27)               --
                                                                  ------            ------
  Total distributions                                              (2.27)            (0.01)
                                                                  ------            ------
Net asset value, end of year                                      $12.36            $14.51
                                                                  ======            ======
Total return                                                        0.37%+           (1.77)%++
Net assets at end of year (000s)                                  $4,029              $663
Ratio of operating expenses to average net assets*                  2.00%             2.00%[dbldag]
Ratio of net investment income (loss) to average net assets*       (0.39)%            0.03%[dbldag]
Portfolio turnover rate                                            62.93%            92.35%
Average commission rate @                                             --                --
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).                          $0.04             $0.00

--------------------------------------------------------------------------------
**       Per-share figures have been calculated using the average shares method.
***      June 1, 1993 (commencement of share class designations) to June 30,
         1993.
[dbldag] Annualized
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                             Class C
                                                               -----------------------------------
                                                                       Year ended June 30
                                                               -----------------------------------
                                                                 1997**      1996**      1995**
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $17.03      $14.27      $12.48
                                                                 ------      ------      ------
Net investment income (loss)*                                      0.13        0.17        0.14
Net realized and unrealized gain (loss) on investments             4.62        3.37        2.15
                                                                 ------      ------      ------
  Total from investment operations                                 4.75        3.54        2.29
                                                                 ------      ------      ------
Dividends from net investment income                              (0.13)      (0.15)      (0.17)
Distributions from net realized gains                             (1.99)      (0.63)      (0.33)
                                                                 ------      ------      ------
  Total distributions                                             (2.12)      (0.78)      (0.50)
                                                                 ------      ------      ------
Net asset value, end of year                                     $19.66      $17.03      $14.27
                                                                 ======      ======      ======
Total return                                                      31.19%+     25.66%+     18.83%+
Net assets at end of year (000s)                                $83,999     $70,177     $50,503
Ratio of operating expenses to average net assets*                 1.00%       1.00%       1.00%
Ratio of net investment income (loss) to average net assets*       0.77%       1.06%       1.09%
Portfolio turnover rate                                           88.07%      44.44%      47.93%
Average commission rate @                                       $0.0583     $0.0331          --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                            $0.03       $0.03       $0.06



                                                                  1994               1993***
--------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $14.51               $14.78
                                                                 ------               ------
Net investment income (loss)*                                      0.07                (0.00)
Net realized and unrealized gain (loss) on investments             0.17                (0.25)
                                                                 ------               ------
  Total from investment operations                                 0.24                (0.25)
                                                                 ------               ------
Dividends from net investment income                                 --                (0.02)
Distributions from net realized gains                             (2.27)                  --
                                                                 ------               ------
  Total distributions                                             (2.27)               (0.02)
                                                                 ------               ------
Net asset value, end of year                                     $12.48               $14.51
                                                                 ======               ======
Total return                                                       1.41%+              (1.69)%++
Net assets at end of year (000s)                                $32,991              $18,796
Ratio of operating expenses to average net assets*                 1.00%                1.00%[dbldag]
Ratio of net investment income (loss) to average net assets*       0.59%               (0.39)%[dbldag]
Portfolio turnover rate                                           62.93%               92.35%
Average commission rate @                                            --                   --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                            $0.06                $0.00


                                                                             Class D
                                                               -----------------------------------
                                                                       Year ended June 30
                                                               -----------------------------------
                                                                 1997**      1996**      1995**
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $16.87      $14.15       $12.36
                                                                 ------      ------       ------
Net investment income (loss)*                                     (0.03)       0.01         0.01
Net realized and unrealized gain (loss) on investments             4.56        3.34         2.11
                                                                 ------      ------       ------
  Total from investment operations                                 4.53        3.35         2.12
                                                                 ------      ------       ------
Dividend from net investment income                                  --          --           --
Distributions from net realized gains                             (1.99)      (0.63)       (0.33)
                                                                 ------      ------       ------
  Total distributions                                             (1.99)      (0.63)       (0.33)
                                                                 ------      ------       ------
Net asset value, end of year                                     $19.41      $16.87       $14.15
                                                                 ======      ======       ======
Total return                                                      29.93%+     24.40%+      17.53%+
Net assets at end of year (000s)                                 $1,642        $931         $699
Ratio of operating expenses to average net assets*                 2.00%       2.00%        2.00%
Ratio of net investment income (loss) to average net assets*      (0.19)%      0.04%        0.08%
Portfolio turnover rate                                           88.07%      44.44%       47.93%
Average commission rate @                                       $0.0583     $0.0331           --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                            $0.03       $0.03        $0.06



                                                                   1994         1993***
----------------------------------------------------------------------------------------
Net asset value, beginning of year                                $14.51        $14.78
                                                                  ------        ------
Net investment income (loss)*                                      (0.05)        0.00
Net realized and unrealized gain (loss) on investments              0.17        (0.26)
                                                                  ------        ------
  Total from investment operations                                  0.12        (0.26)
                                                                  ------        ------
Dividend from net investment income                                   --        (0.01)
Distributions from net realized gains                              (2.27)          --
                                                                  ------        ------
  Total distributions                                              (2.27)       (0.01)
                                                                  ------        ------
Net asset value, end of year                                      $12.36        $14.51
                                                                  ======        ======
Total return                                                        0.45%+      (1.77)%++
Net assets at end of year (000s)                                    $551          $491
Ratio of operating expenses to average net assets*                  2.00%        2.00%[dbldag]
Ratio of net investment income (loss) to average net assets*       (0.41)%       0.12%[dbldag]
Portfolio turnover rate                                            62.93%       92.35%
Average commission rate @                                             --           --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                             $0.06        $0.00

--------------------------------------------------------------------------------
**       Per-share figures have been calculated using the average shares method.
***      June 1, 1993 (commencement of share class designations) to June 30,
         1993.
[dbldag] Annualized
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Equity Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Investment Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Equity Investment Fund had an excellent year. Class A shares of the Fund gained +30.91% for the 12 months ended June 30, 1997, outpacing the +28.07% return of the average growth and income fund classes tracked by Lipper Analytical Services (does not reflect sales charge). This strong performance was achieved over a period of slowing economic growth, low inflation, high consumer confidence, and rising common stock prices.

The Fund's diversified portfolio focuses on well-established companies that dominate their industries around the globe with good earnings growth potential. The stock market favored both large companies and growth stocks during the past year.

Technology stocks, a staple of the portfolio, performed well over the year. Corporate earnings were driven largely by a push by U.S. corporations to increase productivity. However, with valuations very high, technology stocks were trimmed by fiscal year-end, as were cyclical stocks, which generally do not benefit from a slowing economy.

The portfolio maintained high allocations in the oil services industry, which helped Fund performance as demand for offshore equipment and services grew. The Fund maintains its overweightings in core drug stocks and medical technology stocks, and has reduced positions in the financial services and oil industries which had hurt performance.

June 30, 1997


The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund


Class A Shares

-------------------------------------------------------
            Average Annual Total Return
-------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
-------------------------------------------------------
 25.02%       17.64%         12.14%           13.29%
-------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87      9550     10000
6/88      8894      9307
6/89     10305     11217
6/90     12010     13061
6/91     11277     14024
6/92     13337     15902
6/93     16054     18066
6/94     16204     18319
6/95     19175     23087
6/96     24033     29085
6/97     31462     39172

Class B Shares

-------------------------------------------------------
            Average Annual Total Return
-------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
-------------------------------------------------------
 24.91%       17.88%         12.36%           13.48%
-------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87     10000     10000
6/88      9313      9307
6/89     10791     11217
6/90     12576     13061
6/91     11809     14024
6/92     13966     15902
6/93     16798     18066
6/94     16860     18319
6/95     19844     23087
6/96     24684     29085
6/97     32068     39172

Class C Shares

-------------------------------------------------------
            Average Annual Total Return
-------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
-------------------------------------------------------
 31.19%       19.05%         12.81%           13.91%
-------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87     10000     10000
6/88      9313      9307
6/89     10791     11217
6/90     12576     13061
6/91     11809     14024
6/92     13966     15902
6/93     16811     18066
6/94     17047     18319
6/95     20257     23087
6/96     25455     29085
6/97     33394     39172

Class D Shares

-------------------------------------------------------
            Average Annual Total Return
-------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
-------------------------------------------------------
 28.93%       18.07%         12.35%           13.48%
-------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87     10000     10000
6/88      9313      9307
6/89     10791     11217
6/90     12576     13061
6/91     11809     14024
6/92     13966     15902
6/93     16797     18066
6/94     16872     18319
6/95     19829     23087
6/96     24668     29085
6/97     32051     39172


____ Equity Investment Fund         - - - S&P 500

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Equity Investment Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

Frederick R. Kobrick
Vice President

Thomas P. Moore, Jr.
Vice President

Daniel J. Rice III
Vice President

James M. Weiss
Vice President

John T. Wilson
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research Equity Investment Fund
One Financial Center
Boston, MA 02111


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
        State Street Research
        Shareholder Services
        P.O. Box 8408
        Boston, MA 02266-8408

[LOGO] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Equity Investment Fund prospectus. When used after September 30, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4103-970822(0998)SSR-LD                       EIV-382D-897IBS

[front cover]

STATE STREET RESEARCH
 -------------------
GLOBAL RESOURCES FUND
 -------------------

ANNUAL REPORT
June 30, 1997


                               -----------------
                                 WHAT'S INSIDE
                               -----------------

                               From the Chairman

                               An exciting
                               year for investors

                               Portfolio Manager's Review

                               Energixed markets
                               reward generously

                               Fund Information

                               Facts and figures

                               Plus, Complete Portfolio Holdings
                               and Financial Statements

[DALBAR LOGO]
DALBAR KEY HONORS
 COMMITMENT TO:
  INVESTORS
    1996


 For Excellence
      in
Shareholder Service


                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[photo: Ralph F. Verni]



                To Our Shareholders:

                The past 12 months have been exciting and rewarding ones for investors. Stocks and bonds both benefited from slow-but-steady growth in the U.S. economy and low inflation. Capital spending was strong, consumer demand heightened, and wages began to accelerate with tight labor markets. With unemployment below 5% and housing activity up, consumers are about as confident in the American economy now as they have ever been.

Stocks

Corporate earnings flourished in this economic environment, providing a strong catalyst for stock market growth. The Dow Jones Industrial Average topped 7000 in February, promptly corrected, and then resumed its upward trajectory to close at 7672.79 on June 30, 1997(1), resulting in a +38.54% gain for the 12 month period. In fact, the second quarter of 1997 represented one of the best in history--the major general stock indices posted gains in excess of +17%.

 Large company stocks captured the majority of the gains during the bulk of the fiscal year, while smaller capitalization companies, mid-caps, and cyclical stocks participated more broadly in the final three months. High levels of corporate profitability and free cash flow, benign monetary policies that have kept inflation in check, and a generally strong competitive position in world markets have helped drive this growth. Clearly, it was an excellent year to be invested in stocks.

Bonds

The Lehman Brothers Aggregate Bond Index, a common benchmark of overall bond performance, gained +8.15% for the year.1 All fixed-income sectors benefitted from the absence of inflation pressure. The resulting rally drove down the yield of the benchmark 30-year Treasury bond below 7% in the fourth quarter. While higher quality issues were in great demand, some yield-seekers sought out lower-rated bonds, which often participate along with a climbing stock market.


What's Ahead

While the overall environment for stocks is positive, inflated prices can make it somewhat more difficult to assess opportunities. Stocks could become even more overvalued as the bull market continues. For this reason, we anticipate the gains ahead to be relatively modest. And although future corrections are always inevitable, it should be noted that the markets do not typically move on the basis of valuations alone. Continued slow growth and low inflation will help keep the stock and bond markets healthy.

Thank you for putting your trust in the State Street Research family of mutual funds.
Sincerely,

/s/ Ralph F. Verni
Ralph F. Verni
Chairman
June 30, 1997


(1)The Dow Jones Industrial Average includes 30 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Aggregate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also reflects reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.


(3)+31.98% for Class B shares; +33.33% for Class C shares; +31.90% for Class D shares.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance.

(5)Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions.

(6)Cumulative total returns are not annualized and do not reflect sales charges, which, if reflected, would reduce performance.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1997)
--------------------------------------------------------------------------------

Total value of $10,000 invested on March 2, 1990(2)
(Class A shares, at maximum applicable sales charge)

3/90     9550
6/90     8982
6/91     7340
6/92     6454
6/93    10873
6/94     9529
6/95     9786
6/96    14036
6/97    18662


SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(4),(5)

---------------------------------------------------
            Life of Fund
            (since 3/2/90)     5 Years     1 Year
---------------------------------------------------
Class A        +8.88%          +22.52%     +26.98%
---------------------------------------------------
Class B        +9.17%          +22.84%     +26.98%
---------------------------------------------------
Class C        +9.77%          +24.01%     +33.33%
---------------------------------------------------
Class D        +9.15%          +22.97%     +30.90%
---------------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(4),(6)

---------------------------------------------------
            Life of Fund
            (since 3/2/90)     5 Years      1 Year
---------------------------------------------------
Class A        +95.41%         +189.13%     +32.96%
---------------------------------------------------
Class B        +90.42%         +181.74%     +31.98%
---------------------------------------------------
Class C        +98.20%         +193.26%     +33.33%
---------------------------------------------------
Class D        +90.08%         +181.24%     +31.90%
---------------------------------------------------

Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. Without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Global Resources Fund: Energy Markets Rewarded Generously

                     The following is a discussion with Dan Rice, portfolio manager of State Street Research Global Resources Fund.
[photo: Daniel J. Rice III]
                      Q: How did the Fund perform?

Daniel J. Rice III    A: It's been a remarkable year for Global Resources Fund.
Portfolio Manager     Over the past 12 months ended June 30, 1997, Class A
                      shares of the Fund returned +32.96% to shareholders
                      (without sales charges)(3), twice the +15.78% average return of the 42 fund classes in Lipper Analytical
                      Services' Natural Resources Funds category.

Q: Why did the Fund outperform its peer group?

A: Our portfolio is one of the few to focus on small capitalization energy companies. This year small-cap energy stocks significantly outperformed both the general market and the larger capitalization energy companies emphasized by most funds in the Lipper group. Additionally, small-cap natural resources stocks were much cheaper 12 months ago than larger-cap stocks due to lower liquidity, so we started the year at a depressed point.

Moreover, a continued consolidation wave in the industry focused on small- and mid-cap companies. Two of the Fund's top ten holdings last year, Nowsco and Global Natural Resources, were bought out during the last half of the year. CS Resources and Dreco Energy Services were also subjects of takeover at prices well above where the stocks had been trading.


Q: What other factors contributed to superior performance?

A: Much of the Fund's excellent performance can be attributed to the allocations we made within the oil services sectors. Oil service stocks have done well. Increased rig activity and utilization rates have pushed up prices, leading to substantial increases in profitability. Approximately 25% of Fund assets were oil service holdings, which is double the weighting of natural resources stocks in the Lipper Analytical Services' Natural Resources Funds category.

Q: How did oil and natural gas stocks perform?

A: At the beginning of the year, the price of natural gas was $1.80 mcf (per thousand cubic feet) and the stocks were trading at five times cash flow. Now the price is $2.10 mcf and stocks are trading at six times cash flow. Despite a 25% increase in drilling last year and every available rig operating today, it is unlikely that domestic output will increase by more than 1% this year. The annual demand growth in the U.S. is 2%-3%. Crude oil prices were down a dollar a barrel over the period, netting out some of the gains from our natural gas holdings. This softness is likely to continue until demand and supply are in balance.


Q: What is your outlook for natural resources stocks?

A: We foresee a 15%-20% increase in oil drilling costs for 1997 and continued money flows into the oil service business. However, the stock market has begun to discount this growth for the next three years or so. For this reason, we are cutting back in this sector. In the metals and mining sector, central banks have been selling their gold, outstripping the supply shortfall and keeping gold prices weak. Gold prices came down significantly over the past twelve months, hurting the Fund's performance. I expect this sector to continue to underperform. We think that a short-term supply bubble will keep oil prices relatively weak until near the end of the year. Supply and demand factors will continue to drive up natural gas stocks. There's not as much natural gas out there as one might think, and the rigs are drilling to capacity.


Q: Do you plan any strategic changes for the portfolio?

A: We will continue to build the portfolio from the bottom up, one company at a time. This approach has rewarded investors very well since the Fund's inception in 1990, and we will continue to seek out the most attractive long-term growth opportunities for shareholders.

June 30, 1997




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Top 10 Stock Positions
(by percentage of net assets)
1    KCS Energy Oil and gas exploration company                           5.1%

2    Seagull Energy Oil company                                           4.4%

3    Nuevo Energy Oil and gas exploration firm                            4.4%

4    Noble Drilling Oil service company                                   4.0%

5    Oil Search Oil company                                               3.0%

6    TransTexas Gas Oil and gas exploration firm                          2.7%

7    Atwood Oceanics Oil service company                                  2.4%

8    Ocean Energy Oil and gas exploration service company                 2.3%

9    Barrett Resources Oil and gas exploration company                    2.3%

10   Tom Brown Oil and gas exploration firm                               2.2%


These securities represent an aggregate of 32.8% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(July 1, 1996 through June 30, 1997)

Best [triangle]
------------------------------
Oil Search
Positive exploration.

Noble Drilling
Offshore drilling improved.

TransTexas Gas
Recapitalization boosts company.


Worst [triangle]
------------------------------
Abacan Resources
Production shortfalls.

Barrett Resources
Poor exploration results.

Corriente Resources
Poor exploration results.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1997


                                                           Value
                                             Shares      (Note 1)
                                           ----------- --------------
EQUITY SECURITIES 96.8%
Basic Industries 16.1%
Chemical 0.4%
Agrium Inc.    ...........................      70,000   $    805,000
                                                        -------------
Machinery 0.2%
Hanover Compressor Co.*    ...............      19,200        374,400
                                                        -------------
Metal & Mining 13.3%
Ashanti Goldfields Co. Ltd. GDR  .........     100,000      1,168,750
Battle Mountain Gold Co.   ...............     150,000        853,125
Bema Gold Corp.*  ........................     120,000        720,000
Boliden Ltd.*  ...........................     380,000      2,022,521
Cameco Corp.   ...........................      40,000      1,491,727
Corriente Resources Inc.*  ...............     150,000        358,449
Crown Resources Corp.*  ..................     120,000        765,000
Crystallex International Corp.*  .........     150,000        760,346
Delta Gold NL*    ........................     300,000        501,062
Denison Mines Ltd.*  .....................   1,500,000        418,190
Great Central Mines Ltd.*  ...............     400,000        762,400
Homestake Mining Co.    ..................      60,000        783,750
Impala Platinum Holdings ADR*    .........      50,000        559,465
Menzies Gold NL*  ........................   1,000,000        302,300
Newcrest Mining Ltd.*   ..................     300,000        829,587
Newmont Mining Corp.    ..................      20,000        780,000
Normandy Mining Ltd.*   ..................     700,000        788,247
Orogen Minerals Inc.*   ..................   1,250,000      3,580,365
Pan African Resources Corp*   ............     287,400         54,111
Pangea Goldfields Inc.*    ...............     100,000        289,656
Placer Dome Inc.  ........................      50,000        818,750
Randgold Resources Inc. GDR*+    .........      55,000        907,500
South Pacific Resources Inc.*    .........     350,000        149,535
Southernera Resources Ltd.*   ............     100,000        564,828
Southwestern Gold Corp.*   ...............      80,000        544,553
Special Metals Corp.*   ..................      26,100        508,950
Stelco Inc. Cl. A    .....................      35,000        261,052
Stillwater Mining Co.*  ..................      70,000      1,557,500
Sutton Resources Ltd.*  ..................     125,000      1,011,719
TVX Gold Inc.*    ........................      70,000        371,875
Vaal Reefs Exploration & Mining Ltd. ADR       125,000        601,562
Valerie Gold Resources Ltd.*  ............     100,000        102,828
Viceroy Resource Corp.*    ...............     150,000        488,794
X-Cal Resources Ltd.*   ..................     840,000        395,380
                                                        -------------
                                                           26,073,877
                                                        -------------
Railroad 2.2%
Mosvold Shipping Ltd.*  ..................   2,000,000      2,578,726
OMI Corp.   ..............................     183,500      1,754,719
                                                        -------------
                                                            4,333,445
                                                        -------------
Total Basic Industries    ...........................      31,586,722
                                                        -------------

                                                           Value
                                             Shares      (Note 1)
                                           ----------- --------------
Energy 76.7%
Oil 53.1%
3DX Technologies Inc.*  ..................     100,000   $    975,000
Abacan Resource Corp.*  ..................     545,900      1,740,056
Apache Corp.   ...........................      50,025      1,625,812
Arakis Energy Corp.*    ..................   1,000,000      3,781,250
Barrett Resources Corp.*   ...............     150,100      4,493,619
Barrington Petroleum Ltd.*    ............     120,000        477,932
Basin Exploration Inc.*    ...............     200,000      1,550,000
Brigham Exploration Co.*   ...............      91,700        767,988
Cabot Oil & Gas Corp.   ..................     100,000      1,762,500
Cairn Energy USA Inc.*  ..................     150,000      1,968,750
Callon Petroleum Co.*   ..................     100,000      1,600,000
Canadian 88 Energy Corp.*  ...............     166,600        675,593
Canadian Conquest Exploration Inc.*    ...     165,000        162,497
Chesapeake Energy Corp.*   ...............      75,000        735,938
Clayton Williams Energy Inc.*    .........      24,930        283,579
COHO Energy Inc.*    .....................      85,700        910,562
Crystal Oil Co.*  ........................      41,600      1,476,800
Elk Point Resources Inc. Cl. A*  .........     300,000      1,890,003
Forcenergy, Inc.*    .....................      60,000      1,822,500
KCS Energy Inc.   ........................     490,000      9,983,750
Kelley Oil & Gas Corp.*    ...............     300,000        918,750
Maxx Petroleum Ltd.*    ..................     400,000        680,691
Mercantile International Inc.*   .........      72,500         79,750
Morrison Middlefield Ltd.  ...............     240,000      2,476,556
New Cache Petroleum Ltd.*  ...............      80,000        521,380
Novus Petroleum Ltd.*   ..................     892,600      3,069,350
Nuevo Energy Co.*    .....................     210,000      8,610,000
Ocean Energy Inc.*   .....................      98,600      4,560,250
Oil Search Ltd.*  ........................   2,139,100      5,819,849
Pan East Petroleum Inc.*   ...............     135,800        354,017
Pendaries Petroleum Ltd.*  ...............     141,200      1,610,413
Plains Resources Inc.*  ..................     250,000      3,687,500
Ranger Oil Ltd.*  ........................     400,000      3,725,000
Seagull Energy Corp.*   ..................     500,000      8,750,000
Seven Seas Petroleum Inc.* ...............     150,000      1,770,000
Southern Mineral Corp.* ..................     150,000        750,000
Southwestern Energy Co.*   ...............     100,000      1,300,000
Stampeder Exploration Ltd.*   ............     249,950        984,178
Stone Energy Corp.*  .....................     117,500      3,216,562
Tarragon Oil & Gas Ltd.*   ...............     250,052      2,933,374
Thunder Energy Inc.*    ..................     300,000        358,449
Titan Exploration Inc.*    ...............     124,600      1,510,775
Tom Brown, Inc.*  ........................     200,000      4,250,000
Triton Energy Ltd. Cl. A   ...............      46,400      2,125,700
Ulster Petroleum Ltd.*  ..................     200,000      1,810,348
                                                        -------------
                                                          104,557,021
                                                        -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                    Value
                                        Shares     (Note 1)
                                       --------- -------------
Oil Service 23.6%
Atwood Oceanics Inc.*  ...............    69,800   $  4,676,600
Cliffs Drilling Co.*   ...............   100,000      3,650,000
Dailey Petroleum Services Corp.*   ...   200,000      1,350,000
Daniel Industries Inc.    ............   200,000      3,087,500
Dreco Energy Services Ltd. Cl. A*  ...    45,000      2,362,500
Ensco International Inc.*    .........    59,975      3,163,681
Global Marine Inc.*    ...............    62,700      1,457,775
Grant Geophysical Inc.*   ............   100,000          3,500
J. Ray McDermott SA*   ...............   150,700      4,068,900
Noble Drilling Corp.*  ...............   350,000      7,896,875
Oceaneering International Inc.*    ...    53,000        980,500
Offshore Energy Development Corp.*        40,000        185,000
Patterson Energy, Inc.*   ............    21,254        964,400
Pool Energy Services Co.*    .........    74,200      1,344,875
Post Energy Corp.*  ..................   369,000      1,002,028
Precision Drilling Corp.*    .........    44,200      2,138,175
Reading & Bates Corp.*    ............    10,000        267,500
Rowan Companies, Inc.*    ............    70,700      1,992,856
Solid State Geophysical Inc. Cl. A        47,300        119,881
TMBR/Sharp Drilling Inc.*    .........   136,800      1,846,800
Unit Corp.*   ........................   200,000      2,087,500
Weatherford Enterra Inc.*    .........    50,000      1,925,000
                                                  -------------
                                                     46,571,846
                                                  -------------
Total Energy  .................................     151,128,867
                                                  -------------
Utility 4.0%

Natural Gas 4.0%
Markwest Hydrocarbon Inc.*   .........    37,500        567,188
Questar Corp.    .....................    50,000      2,018,750
TransTexas Gas Corp.*  ...............   330,600      5,289,600
                                                  -------------
                                                      7,875,538
                                                  -------------
Total Utility    ..............................       7,875,538
                                                  -------------
Total Equity Securities (Cost $163,177,350) ...     190,591,127
                                                  -------------



                                  Principal   Maturity           Value
                                   Amount       Date           (Note 1)
                                 ------------ -----------   ----------------
SHORT-TERM OBLIGATIONS 3.8%
American Express Credit Corp.,
  5.70%    ..................... $  993,000   7/03/1997       $    993,000
Ford Motor Credit Co., 5.50%   .  6,538,000   7/01/1997          6,538,000
                                                              ------------
Total Short-Term Obligations (Cost $7,531,000)   .........        7,531,000
                                                               ------------
Total Investments (Cost $170,708,350)--100.6% ............      198,122,127
Cash and Other Assets, Less Liabilities--(0.6%)  .........       (1,117,243)
                                                               ------------
Net Assets--100.0% .......................................     $197,004,884
                                                               ============


Federal Income Tax Information:
At June 30, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $170,925,485 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost   ...............................................    $36,175,097
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value    ............................................     (8,978,455)
                                                                -----------
                                                                $27,196,642
                                                                ===========

-------------------------------------

* Nonincome-producing securities.


  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1997 were $907,500 and $907,500 (0.46% of net assets), respectively.

  Diversification of Equity Securities at June 30, 1997 (as a percentage of net assets) was United States 66.8%, Canada 22.8%, Australia 6.1%, Papua New Guinea 1.8%, Norway 1.3%, South Africa 0.6%, Ghana 0.6%, and British Virgin Islands 0.0%.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------
June 30, 1997


Assets

Investments, at value (Cost $170,708,350) (Note 1)   ...   $198,122,127
Cash    ................................................         22,916
Receivable for fund shares sold    .....................        790,749
Receivable for securities sold  ........................        267,339
Dividends and interest receivable  .....................         24,016
Other assets  ..........................................          2,034
                                                           -------------
                                                            199,229,181
Liabilities

Payable for securities purchased   .....................      1,366,621
Payable for fund shares redeemed   .....................        453,620
Accrued management fee (Note 2)    .....................        122,363
Accrued distribution and service fees (Note 5)    ......        104,003
Accrued transfer agent and shareholder services
  (Note 2)    ..........................................         77,279
Accrued trustees' fees (Note 2)    .....................          7,587
Other accrued expenses    ..............................         92,824
                                                           -------------
                                                              2,224,297
                                                           -------------
Net Assets                                                 $197,004,884
                                                           =============
Net Assets consist of:
 Unrealized appreciation of investments  ...............   $ 27,413,777
 Accumulated net realized gain  ........................      7,125,672
 Shares of beneficial interest  ........................    162,465,435
                                                           -------------
                                                           $197,004,884
                                                           =============
Net Asset Value and redemption price per share of
  Class A shares ($80,028,888[divided by]3,574,507 shares of
  beneficial interest) .................................         $22.39
                                                                 ======
Maximum Offering Price per share of Class A shares
  ($22.39 [divided by] .955) ...........................         $23.45
                                                                 ======
Net Asset Value and offering price per share of Class
  B shares ($78,701,053 [divided by] 3,610,815 shares of
  beneficial interest)*   ..............................         $21.80
                                                                 ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($10,746,753 [divided by]
  473,002 shares of beneficial interest) ...............         $22.72
                                                                 ======
Net Asset Value and offering price per share of Class
  D shares ($27,528,190 [divided by] 1,265,314 shares of
  beneficial interest)*   ..............................         $21.76
                                                                 ======

-------------------------------------
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


-------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------
 For the year ended June 30, 1997

Investment Income

Dividends, net of foreign taxes of $20,985 ...............   $   407,643
Interest  ................................................       459,027
                                                             ------------
                                                                 866,670
Expenses

Management fee (Note 2)  .................................       940,108
Transfer agent and shareholder services (Note 2)    ......       226,295
Service fee--Class A (Note 5)  ...........................       142,417
Distribution and service fees--Class B (Note 5)  .........       421,036
Distribution and service fees--Class D (Note 5)  .........       170,898
Custodian fee   ..........................................       128,281
Registration fees  .......................................        75,418
Reports to shareholders  .................................        41,085
Audit fee    .............................................        26,983
Trustees' fees (Note 2)  .................................        14,061
Miscellaneous   ..........................................         8,126
                                                             ------------
                                                               2,194,708
Expenses borne by the Distributor (Note 3)    ............        (3,933)
                                                             ------------
                                                               2,190,775
                                                             ------------
Net investment loss   ....................................    (1,324,105)
                                                             ------------
Realized and Unrealized Gain (Loss) on Investments

Net realized gain on investments (Notes 1 and 4)    ......    12,486,164
Net realized loss on foreign currency   ..................       (27,759)
                                                             ------------
 Total net realized gain    ..............................    12,458,405
Net unrealized appreciation of investments    ............    13,310,514
                                                             ------------
Net gain on investments  .................................    25,768,919
                                                             ------------
Net increase in net assets resulting from operations   .     $24,444,814
                                                             ============


    The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------


                                           Year ended June 30
                                   -----------------------------------
                                        1997               1996
----------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment loss    .........     $ (1,324,105)      $  (679,747)
Net realized gain on
  investments    ...............       12,458,405         4,871,429
Net unrealized appreciation of
  investments    ...............       13,310,514        11,106,956
                                     ------------       -----------
Net increase resulting from
  operations  ..................       24,444,814        15,298,638
                                     ------------       -----------
Distribution from net realized
 gains:
 Class A   .....................       (1,857,796)              --
 Class B   .....................       (1,170,575)              --
 Class C   .....................         (352,673)              --
 Class D   .....................         (581,660)              --
                                     ------------       -----------
                                       (3,962,704)              --
                                     ------------       -----------
Net increase from fund share
  transactions (Note 7)   ......      121,964,798           900,350
                                     ------------       -----------
Total increase in net assets          142,446,908        16,198,988

Net Assets

Beginning of year   ............       54,557,976        38,358,988
                                     ------------       -----------
End of year   ..................     $197,004,884       $54,557,976
                                     ============       ===========


-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
June 30, 1997

Note 1
State Street Research Global Resources Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1990. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Equity Investment Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


    The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
-------------------------------------------------------------------------------
NOTES (cont'd)
-------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Investment income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $940,108.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $112,253.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,061 during the year ended June 30, 1997.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $3,933.


Note 4

For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $172,476,754 and $61,225,861, respectively.


Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $142,417, $421,036 and $170,898 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $169,805 and $114,790, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $217,475 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $109,834 and $33,827 on redemptions of Class B and Class D shares, respectively, during the same period.


Note 6

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1997, the Distributor owned one Class A share of the Fund.

Share transactions were as follows:



                                                                                Year ended June 30
                                                    ---------------------------------------------------------------------------
                                                                    1997                                   1996
                                                    ------------------------------------   ------------------------------------
Class A                                                  Shares              Amount             Shares              Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       3,660,723       $   77,832,076           723,940       $   10,571,034
Issued upon reinvestment of distribution from net
  realized gains   ..............................          82,889            1,767,355                --                   --
Shares repurchased    ...........................      (1,943,823)         (40,902,436)       (1,062,091)         (14,571,296)
                                                     ------------       --------------      ------------       --------------
Net increase (decrease)  ........................       1,799,789       $   38,696,995          (338,151)      $   (4,000,262)
                                                     ============       ==============      ============       ==============
Class B                                                  Shares             Amount              Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       3,312,555       $   69,477,881           438,451       $    6,509,210
Issued upon reinvestment of distribution from net
  realized gains   ..............................          51,654            1,077,181                --                   --
Shares repurchased    ...........................        (502,773)         (10,470,845)         (273,265)          (3,881,920)
                                                     ------------       --------------      ------------       --------------
Net increase    .................................       2,861,436       $   60,084,217           165,186       $    2,627,290
                                                     ============       ==============      ============       ==============
Class C                                                  Shares             Amount              Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................         736,188       $   15,558,855           354,475       $    5,359,929
Issued upon reinvestment of distribution from net
  realized gains   ..............................          14,897              321,658                --                   --
Shares repurchased    ...........................        (597,301)         (12,708,131)         (303,110)          (4,509,482)
                                                     ------------       --------------      ------------       --------------
Net increase    .................................         153,784       $    3,172,382            51,365       $      850,447
                                                     ============       ==============      ============       ==============
Class D                                                  Shares             Amount              Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       1,676,809       $   34,986,489           210,219       $    2,813,802
Issued upon reinvestment of distribution from net
  realized gains   ..............................          25,665              534,412                --                   --
Shares repurchased    ...........................        (738,597)         (15,509,697)         (104,262)          (1,390,927)
                                                     ------------       --------------      ------------       --------------
Net increase    .................................         963,877       $   20,011,204           105,957       $    1,422,875
                                                     ============       ==============      ============       ==============

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                              Class A
                                                                  ---------------------------------------------------------------
                                                                                        Year ended June 30
                                                                  ---------------------------------------------------------------
                                                                    1997**      1996**      1995**        1994**         1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $17.44      $12.16      $11.84         $13.51        $8.02
                                                                    ------      ------      ------         ------        -----
Net investment loss*                                                 (0.15)      (0.20)      (0.16)         (0.17)       (0.13)
Net realized and unrealized gain (loss) on investments                5.86        5.48        0.48          (1.50)        5.62
                                                                    ------      ------      ------         ------        -----
 Total from investment operations                                     5.71        5.28        0.32          (1.67)        5.49
                                                                    ------      ------      ------         ------        -----
Distribution from net realized gains                                 (0.76)         --          --             --           --
                                                                    ------      ------      ------         ------        -----
 Total distributions                                                 (0.76)         --          --             --           --
                                                                    ------      ------      ------         ------        -----
Net asset value, end of year                                        $22.39      $17.44      $12.16         $11.84       $13.51
                                                                    ======      ======      ======         ======       ======
Total return                                                         32.96%[dag] 43.42%[dag]  2.70%[dag]   (12.36)%[dag] 68.45%[dag]
Net assets at end of year (000s)                                   $80,029     $30,943     $25,692        $30,679      $33,513
Ratio of operating expenses to average net assets*                    1.42%       1.75%       1.75%          1.75%        1.75%
Ratio of net investment loss to average net assets*                  (0.73)%     (1.47)%     (1.41)%        (1.46)%      (1.44)%
Portfolio turnover rate                                              51.67%      92.33%      62.94%         30.98%       61.00%
Average commission rate@                                           $0.0233     $0.0237          --             --           --
*Reflects voluntary assumption of fees or expenses per share in
 each year (Note 3).                                                 $0.00       $0.05       $0.09          $0.11        $0.03


                                                                       Class B
                                                         -----------------------------------------------------------------
                                                                 Year ended June 30
                                                         -----------------------------------------------------------------
                                                           1997**      1996**      1995**         1994**          1993***
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $17.12       $12.03      $11.78         $13.51         $12.99
                                                           ------       ------      ------         ------         ------
Net investment loss*                                        (0.30)       (0.30)      (0.23)         (0.23)          (0.02)
Net realized and unrealized gain (loss) on investments       5.74         5.39        0.48          (1.50)           0.54
                                                           ------       ------      ------         ------         ------
 Total from investment operations                            5.44         5.09        0.25          (1.73)           0.52
                                                           ------       ------      ------         ------         ------
Distribution from net realized gains                        (0.76)          --          --             --             --
                                                           ------       ------      ------         ------         ------
 Total distributions                                        (0.76)          --          --             --             --
                                                           ------       ------      ------         ------         ------
Net asset value, end of year                               $21.80       $17.12      $12.03         $11.78         $13.51
                                                           ======       ======      ======         ======         ======
Total return                                                31.98%[dag]  42.31%[dag]  2.12%[dag]   (12.81)%[dag]     4.00%++
Net assets at end of year (000s)                          $78,701      $12,828      $7,030         $6,333          $1,048
Ratio of operating expenses to average net assets*           2.17%        2.50%       2.33%          2.25%           2.25%[dbldag]
Ratio of net investment loss to average net assets*         (1.47)%      (2.20)%     (1.98)%        (1.93)%         (1.98)%[dbldag]
Portfolio turnover rate                                     51.67%       92.33%      62.94%         30.98%          61.00%
Average commission rate@                                  $0.0233      $0.0237          --             --             --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3).                               $0.00        $0.04       $0.09          $0.14           $0.00


--------------------------------------------------------------------------------



** Per-share figures have been calculated using the average shares method.

***  June 1, 1993 (commencement of share class designations) to June 30, 1993.

[dbldag]  Annualized.

[dag]Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                                Class C
                                                                  -----------------------------------
                                                                          Year ended June 30
                                                                  -----------------------------------
                                                                    1997**      1996**      1995**
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $17.64      $12.27      $11.90
                                                                     ------      ------      ------
Net investment loss*                                                  (0.10)      (0.17)      (0.11)
Net realized and unrealized gain (loss) on investments                 5.94        5.54        0.48
                                                                     ------      ------      ------
 Total from investment operations                                      5.84        5.37        0.37
                                                                     ------      ------      ------
Distribution from net realized gains                                  (0.76)         --          --
                                                                     ------      ------      ------
 Total distributions                                                  (0.76)         --          --
                                                                     ------      ------      ------
Net asset value, end of year                                         $22.72      $17.64      $12.27
                                                                     ======      ======      ======
Total return                                                          33.33%[dag] 43.77%[dag]  3.11%[dag]
Net assets at end of year (000s)                                    $10,747      $5,632      $3,288
Ratio of operating expenses to average net assets*                     1.17%       1.50%       1.33%
Ratio of net investment loss to average net assets*                   (0.48)%     (1.20)%     (1.01)%
Portfolio turnover rate                                               51.67%      92.33%      62.94%
Average commission rate@                                            $0.0233     $0.0237          --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                                   $0.00       $0.05       $0.08



                                                                      1994**          1993***
---------------------------------------------------------------------------------------------
Net asset value, beginning of year                                     $13.52         $12.99
                                                                       ------         ------
Net investment loss*                                                    (0.15)         (0.00)
Net realized and unrealized gain (loss) on investments                  (1.47)          0.53
                                                                       ------         ------
 Total from investment operations                                       (1.62)          0.53
                                                                       ------         ------
Distribution from net realized gains                                       --             --
                                                                       ------         ------
 Total distributions                                                       --             --
                                                                       ------         ------
Net asset value, end of year                                           $11.90         $13.52
                                                                       ======         ======
Total return                                                           (11.98)%[dag]     4.08%++
Net assets at end of year (000s)                                         $960            $146
Ratio of operating expenses to average net assets*                       1.25%           1.25%[dbldag]
Ratio of net investment loss to average net assets*                     (0.95)%         (1.05)%[dbldag]
Portfolio turnover rate                                                 30.98%          61.00%
Average commission rate@                                                   --              --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                                     $0.16           $0.00


                                                                                Class D
                                                                  -----------------------------------
                                                                          Year ended June 30
                                                                  -----------------------------------
                                                                    1997**      1996**      1995**
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $17.10       $12.02      $11.77
                                                                    ------       ------      ------
Net investment loss*                                                 (0.30)       (0.30)      (0.23)
Net realized and unrealized gain (loss) on investments                5.72         5.38        0.48
                                                                    ------       ------      ------
 Total from investment operations                                     5.42         5.08        0.25
                                                                    ------       ------      ------
Distribution from net realized gains                                 (0.76)          --          --
                                                                    ------       ------      ------
 Total distributions                                                 (0.76)          --          --
                                                                    ------       ------      ------
Net asset value, end of year                                        $21.76       $17.10      $12.02
                                                                    ======       ======      ======
Total return                                                         31.90%[dag]  42.26%[dag]  2.12%[dag]
Net assets at end of year (000s)                                   $27,528       $5,154      $2,350
Ratio of operating expenses to average net assets*                    2.17%        2.50%       2.33%
Ratio of net investment loss to average net assets*                  (1.45)%      (2.20)%     (1.99)%
Portfolio turnover rate                                              51.67%       92.33%      62.94%
Average commission rate@                                           $0.0233      $0.0237          --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                                  $0.00        $0.05       $0.09



                                                                      1994**          1993***
---------------------------------------------------------------------------------------------
Net asset value, beginning of year                                     $13.51         $12.99
                                                                       ------         ------
Net investment loss*                                                    (0.23)         (0.02)
Net realized and unrealized gain (loss) on investments                  (1.51)          0.54
                                                                       ------         ------
 Total from investment operations                                       (1.74)          0.52
                                                                       ------         ------
Distribution from net realized gains                                       --             --
 Total distributions                                                       --             --
                                                                       ------         ------
Net asset value, end of year                                           $11.77         $13.51
                                                                       ======         ======
Total return                                                           (12.88)%[dag]    4.00%++
Net assets at end of year (000s)                                       $1,931           $588
Ratio of operating expenses to average net assets*                       2.25%          2.25%[dbldag]
Ratio of net investment loss to average net assets*                     (1.94)%        (2.00)%[dbldag]
Portfolio turnover rate                                                 30.98%         61.00%
Average commission rate@                                                   --             --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                                     $0.13          $0.00

--------------------------------------------------------------------------------

** Per-share figures have been calculated using the average shares method.

***  June 1, 1993 (commencement of share class designations) to June 30, 1993.

[dbldag]  Annualized.

[dag]Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Global Resources Fund was among the top performers in its category for the year ended June 30, 1997. The Fund's total return was +32.96%, double the average of the 42 natural resources fund classes tracked by Lipper Analytical Services. Rising oil and gas prices, increased output among exploration and production companies, and an emphasis on smaller capitalization stocks all contributed to the Fund's successful year.

Portfolio strategy changed little over the period. Approximately 70% of the portfolio was held in energy exploration and production stocks, of which 24% was oil service stocks. Oil service stocks have substantially outperformed the broader exploration and production indices year-to-date. The Fund held a 13% position in metals and mining shares at year-end.

Industry consolidations continued to be prevalent in the natural resources sector. The portfolio benefited from consolidations among two of its mid-cap holdings, CS Resources and Dreco Energy Services. Two of last year's top-ten holdings, Nowsco and Global Natural Resources, were also subjects of takeover.

Less positively, Abacan Resources lost nearly two-thirds of its value, as their key oil field in Nigeria experienced a sudden short-term decline in production. Abacan had been a top-ten holding.

June 30, 1997


The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.



                      Change in Value of $10,000 Based on
                    the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund


         Class A Shares

    Average Annual Total Return
1 Year       5 Years      Life of Fund
26.98%        22.52%         8.88%

 3/2/90          95         10000
6/30/90        8982         10901
6/30/91         734         11704
6/30/92         645         13271
6/30/93       10873         15076
6/30/94         952         15287
6/30/95         978         19267
6/30/96       14036         24272
6/30/97       18662         32689



         Class B Shares

    Average Annual Total Return
1 Year       5 Years      Life of Fund
26.98%       22.84%          9.17%

 3/2/90       10000         10000
6/30/90        9405         10901
6/30/91        7686         11704
6/30/92        6759         13271
6/30/93       11385         15076
6/30/94        9927         15287
6/30/95       10138         19267
6/30/96       14427         24272
6/30/97       19042         32689



         Class C Shares

    Average Annual Total Return
1 Year       5 Years      Life of Fund
33.33%        24.01%         9.77%

 3/2/90       10000         10000
6/30/90        9405         10901
6/30/91        7686         11704
6/30/92        6759         13271
6/30/93       11394         15076
6/30/94       10028         15287
6/30/95       10340         19267
6/30/96       14866         24272
6/30/97       19820         32689



         Class D Shares

    Average Annual Total Return
1 Year       5 Years      Life of Fund
30.90%        22.97%         9.15%

 3/2/90       10000         10000
6/30/90        9405         10901
6/30/91        7686         11704
6/30/92        6759         13271
6/30/93       11385         15076
6/30/94        9919         15287
6/30/95       10130         19267
6/30/96       14411         24272
6/30/97       19008         32689



____ Global Resources Fund         - - - S&P 500

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information


State Street Research
Global Resources Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02110

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

Frederick R. Kobrick
Vice President

Thomas P. Moore, Jr.
Vice President

Daniel J. Rice III
Vice President

James M. Weiss
Vice President

John T. Wilson
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research Global Resources Fund                  -----------------
One Financial Center                                            Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                               Randolph, MA
                                                               Permit No. 600
                                                             -----------------


Questions? Comments?
Call us at 1-800-562-0032
or write us at:
     State Street Research
     Shareholder Services
     P.O. Box 8408
     Boston, MA 02266-8408


[State Street logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied by a current State Street Research Global Resources Fund prospectus. When used after September 30, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4099-970821 (0998)SSr-LD                  GR-384D-8971BS